UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ARBIOS SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARBIOS SYSTEMS, INC.

8797 Beverly Boulevard, Suite 206
Los Angeles, California 90048

June 2, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Arbios Systems, Inc. The meeting will be held at Cedars-Sinai Medical Center, Davis Research Building, Plaza Level Conference Room D-1004, 8700 Beverly Boulevard, Los Angeles, California, beginning at 9:00 A.M., PST, on Thursday, July 7, 2005.

The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes five items to be voted on by the stockholders. At the Annual Meeting, management will report on our current operations and will be available to respond to questions from stockholders.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.

I hope you will join us.

Sincerely,

/s/ Amy Factor
Amy Factor
Chief Executive Officer

ARBIOS SYSTEMS, INC.

8797 Beverly Boulevard, Suite 206
Los Angeles, California 90048

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on July 7, 2005

Notice is hereby given to the holders of common stock, $.001 par value per share, of Arbios Systems, Inc. (“Arbios” or the “Company”) that the Annual Meeting of Stockholders will be held on Thursday, July 7, 2005 at Cedars-Sinai Medical Center, Davis Research Building, Plaza Level Conference Room D-1004, 8700 Beverly Boulevard, Los Angeles, California, beginning at 9:00 A.M., PST, for the following purposes:

(1)	To elect nine directors to serve until the 2006 Annual Meeting of Stockholders;

(2)	To approve an amendment to Arbios’ Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 60,000,000;

(3)	To approve the adoption of Arbios’ 2005 Stock Incentive Plan;

(4)	To approve the reincorporation of Arbios in the State of Delaware;

(5)	To ratify the appointment of Stonefield Josephson, Inc. as Arbios’ independent registered public accounting firm for the fiscal year ending December 31, 2005; and

(6)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Only those stockholders of record at the close of business on May 18, 2005 are entitled to notice of and to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

By Order of the Board of Directors

June 2, 2005	/s/ Scott L. Hayashi
Corporate Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

ARBIOS SYSTEMS, INC.

8797 Beverly Boulevard, Suite 206
Los Angeles, California 90048

Annual Meeting of Stockholders to be Held on July 7, 2005
PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock of Arbios Systems, Inc., a Nevada corporation (“Arbios” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our 2005 Annual Meeting of Stockholders to be held at Cedars-Sinai Medical Center, Davis Research Building, Plaza Level Conference Room D-1004, 8700 Beverly Blvd., Los Angeles, California, beginning at 9:00 A.M., PST, on Thursday, July 7, 2005, and at any postponement or adjournment of the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about June 2, 2005.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement. They are:

The election of nine directors;

The approval of an amendment to our Articles of Incorporation to increase our authorized shares of common stock;

The approval of our 2005 Stock Incentive Plan;

The approval of the reincorporation of Arbios in Delaware; and

The ratification of our appointment of independent registered public accountants.

In addition, management will report on our performance during fiscal 2004 and respond to questions from stockholders.

What is entailed by the reincorporation?

Arbios is incorporated in Nevada and, as such, is governed by Nevada law. As a result of the reincorporation, Arbios will be reincorporated in Delaware and governed by Delaware law.

The reincorporation will be effected by a merger of Arbios into a wholly owned subsidiary of Arbios that was incorporated under Delaware law solely for this purpose. The Delaware subsidiary, which also is named “Arbios Systems, Inc.,” will be the surviving corporation in the merger, and is sometimes referred to in this Proxy Statement as “Arbios-Delaware.” A copy of the Agreement and Plan of Merger, or Merger Agreement, by which the reincorporation will be effected is attached to this Proxy Statement as Appendix E. Approval of the proposed reincorporation also will constitute approval of the Merger Agreement.

In the reincorporation, each outstanding share of our common stock will automatically be converted into one share of common stock of Arbios-Delaware. Outstanding options and warrants to purchase shares of our common stock likewise will become options and warrants to purchase the same number of shares of common stock of Arbios-Delaware, with no change in the exercise price or other terms or provisions of the options and warrants.

Our name, business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the reincorporation.

How will the reincorporation affect our rights as stockholders?

Your rights as stockholders currently are governed by Nevada law and the provisions of our Articles of Incorporation and Bylaws. As a result of the reincorporation, you will become stockholders of Arbios-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of Arbios-Delaware, which differ in some important respects from your current rights. These important differences are discussed in this Proxy Statement under “Proposal IV - Approval of Reincorporation in Delaware; Comparison of the Certain Rights of Stockholders Under Nevada and Delaware Law.”

Are dissenters’ rights available in connection with the reincorporation?

Yes. Nevada law affords stockholders dissenters’ rights in connection with the reincorporation. If you choose to exercise your dissenters’ rights, you will be entitled to be paid the fair value of your shares of our common stock as determined by judicial valuation, which could be more than, or less than, the market value of your shares based upon the trading price of Arbios-Delaware common stock that you otherwise would receive in the reincorporation. To exercise your dissenters’ rights, you must follow specific procedures under Nevada law. If you do not follow these procedures exactly, you will lose your dissenters’ rights.

Should I send in my stock certificates?

No. Do not send us your stock certificates. Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales through a broker, or otherwise, of shares of Arbios-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Arbios-Delaware, and if you do so, it will be at your own cost.

What are the tax consequences to me?

The reincorporation is intended to qualify as a tax-free organization for U.S. federal income tax purposes. If the reincorporation does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of our common stock into shares of common stock of Arbios-Delaware pursuant to the reincorporation. We believe, but cannot assure you, that there will be no tax consequences to our U.S. stockholders. We urge stockholders to consult their own tax advisors regarding the tax consequences of the reincorporation.

Who can help answer my questions about the reincorporation?

If you have additional questions about the reincorporation, you should contact Scott Hayashi at (310) 657-4898.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on May 18, 2005 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

What are the voting rights of the holders of our common stock?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required for approval of the proposals to adopt our 2005 Incentive Plan and ratify the appointment of our independent registered public accounting firm. Approval of the proposals to amend our Articles of Incorporation and to reincorporate in Delaware will require the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting. With regard to the election of directors, the nine nominees receiving the greatest number of votes cast at the Annual Meeting will be elected.

Abstentions will be counted in the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. So-called broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, at our Annual Meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include broker non-votes also will be counted as shares present for purposes of establishing a quorum. On the record date of May 18, 2005, there were 16,232,909 shares of our common stock issued and outstanding, and those shares are the only shares that are entitled to be voted at the Annual Meeting.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

•	“FOR” election of the directors named in this Proxy Statement (see Proposal I);

•	“FOR” approval of our 2005 Stock Incentive Plan (see Proposal II);

•	“FOR” approval of the amendment to our Articles of Incorporation (see Proposal III);

•	“FOR” approval of our reincorporation in Delaware (see Proposal IV); and

•	“FOR” ratification of our appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for fiscal 2005 (see Proposal V).

Proxies

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented by the proxy card will be voted at the Annual Meeting and at any postponement or adjournment of the Annual Meeting in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED “FOR” ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, IN THE SOLE DISCRETION OF THE PROXY HOLDERS.

A stockholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by any of the following means: giving written notice of revocation to our Corporate Secretary; properly submitting to us a duly executed proxy bearing a later date; or appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed to: Arbios Systems, Inc., 8797 Beverly Boulevard, Suite 206, Los Angeles, California 90048, Attention: Corporate Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board of Directors has fixed the number of our directors at nine. Each director is elected for a term of one year and until his or her successor is elected.

The following is information concerning the nominees for election as directors. Each nominee currently serves as a director of Arbios and Arbios Technologies. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

Nominees

A majority of our directors are "independent directors" as defined by the listing standards of the Nasdaq Stock Market, and the Board of Directors has determined that our independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent Director nominees are Messrs. Hausman, Kogod, Seoh, Stover, Tully, and Vierling.

Roy Eddleman, age 65, has been a director of Arbios since October 30, 2003. Mr. Eddleman has been the Chairman of the Board and Chief Executive Officer of Spectrum Laboratories, Inc. since July 1982. Spectrum Laboratories, Inc. is in the business of developing and commercializing proprietary tubular membranes and membrane devices for existing and emerging life sciences applications. He is the founder and a benefactor of the Roy Eddleman Research Museum of Chemistry and the Chemical Heritage Foundation in Philadelphia.

Amy Factor, age 47. Ms. Factor was appointed as a director and interim Chief Executive Officer of Arbios on March 31, 2005. From November 2003 until her recent appointment as interim Chief Executive Officer of Arbios and as a member of Arbios’ Board, Ms. Factor served as a consultant to Arbios and was instrumental in developing and implementing the Company’s strategic and operational plans. Since 1996, she has been a consultant in the biotechnology industry through two private consulting firms, AFO Advisors, LLC and AFO Capital Advisors, LLC, of which she is the President. Prior to founding these firms, Ms. Factor served as Executive Vice President and Chief Financial Officer of Immunomedics, Inc,. a publicly traded biotechnology company, and was employed by KPMG, an international public accounting firm.

Marvin S. Hausman, MD, age 63, has been a director of Arbios since October 30, 2003. From January 1997 until March 2005, Dr. Hausman was the President and Chief Executive Officer of Axonyx, Inc., a public company engaged in the business of acquiring and developing novel post-discovery central nervous system drug candidates, primarily in areas of memory and cognition. Dr. Hausman is currently the Chairman of the Board of Directors of Axonyx, Inc., a position he has held since January 1997, and the Chairman of the Board of Oxis International, Inc., a public company biopharmaceutical/nutraceutical company engaged in the development of research assays, diagnostics, nutraceutical and therapeutic products, a position he has held since August 2004. Dr. Hausman has 30 years of drug development and clinical care experience at various pharmaceutical companies, including working in conjunction with Bristol-Meyers International, Mead-Johnson Pharmaceutical Co., and E.R. Squibb. He was a co-founder of Medco Research Inc., a NYSE-traded biopharmaceutical company that was acquired by King Pharmaceuticals, Inc. Dr. Hausman has been the President of Northwest Medical Research Partners, Inc., since 1995, served as a member of the Board of Directors of Regent Assisted Living, Inc. from 1996 through 2001.

Dennis Kogod, age 45. Mr. Kogod joined the company as a director in May 2005. Mr. Kogod is the President and Chief Operating Officer of the West Division of Gambro Healthcare USA, a healthcare service provider that owns and operates chronic renal dialysis clinics and peritoneal dialysis programs. Mr. Kogod joined Gambro Healthcare USA in July 2000, and became its President and Chief Operating Officer in January 2004. Prior to joining Gambro Healthcare USA, Mr. Kogod was employed with Teleflex Corporation, a NYSE public company, from July 1987 to July 2000. Mr. Kogod was the Division President of the Teleflex Medical Group, a division of Teleflex Corporation, from December 1999 to July 2000.

Jacek Rozga, MD, PhD, age 56, has been a director of Arbios since October 30, 2003. Dr. Rozga is a co-founder of Arbios Technologies, Inc., our wholly-owned operating subsidiary, and has been a director and the President of that company since its organization in August 2000. Dr. Rozga has been a director, the President and the Chief Scientific Officer of Arbios since October 30, 2003. From October 2003 until March 2005, Dr. Rozga also acted as our Chief Financial Officer. Since 1992, Dr. Rozga has been a professor of Surgery at UCLA School of Medicine. Dr. Rozga has also been a research scientist at Cedars-Sinai Medical Center since 1992.

Thomas C. Seoh, age 47. Mr. Seoh was appointed as a director of the Company on March 31, 2005. Since April 2005, Mr. Seoh has been engaged in founding activities of life science start-up companies as Managing Director of Beyond Complexity Ventures, LLC. From 1995 to March 2005, Mr. Seoh was a senior executive, including Senior Vice President, Corporate and Commercial Development, and previously, Vice President, General Counsel and Secretary, with Guilford Pharmaceuticals Inc., a Baltimore-based NASDAQ-listed biopharmaceutical company. Previously, Mr. Seoh occupied legal management positions, including Vice President and Associate General Counsel, with the ICN Pharmaceuticals group of companies of Costa Mesa California, and General Counsel and Secretary of Consolidated Press U.S., Inc. of Livonia, Michigan. Mr. Seoh practiced corporate and securities laws at Lord Day & Lord, Barrett Smith. Mr. Seoh received his A.B. and J.D. degrees from Harvard University.

Jack E. Stover, age 51. Mr. Stover was appointed as a director of Arbios in November 2004. Since July 2004, he has served as the President and Chief Operating Officer of Antares Pharma, Inc., a publicly traded specialty pharmaceutical company. In September 2004, he was named Chief Executive Officer and President of that company. For approximately two years prior to that time, Mr. Stover was Executive Vice President, Chief Financial Officer and Treasurer of SICOR, Inc., a publicly traded injectable pharmaceutical company that was acquired by Teva Pharmaceutical Inc. Prior to that, Mr. Stover was Executive Vice President and Director for Gynetics, Inc., a proprietary women’s drug company, and Senior Vice President, Chief Financial Officer, Chief Information Officer and a director of B. Braun Medical, Inc., a private global medical device and pharmaceutical company. For over 16 years, Mr. Stover was an employee and a partner with PricewaterhouseCoopers, an international public accounting firm, working in their bioscience industry division.

Thomas M. Tully, age 59. Mr. Tully was appointed as a director of Arbios in May 2005. Since August 2000, Mr. Tully has been the President and Chief Executive Officer of Neothermia Corporation, a medical device company. Prior thereto, from June 1995 to April 2000 Mr. Tully was the President and Chief Executive Officer of Nitinol Medical Technologies, Inc., a medical device company. Mr. Tully was the President of Organogenesis Inc., from 1991 to 1994, and the President of Schnieder (USA) Inc. from 1988 to 1991. From 1983 through 1988 he held various positions with Johnson& Johnson, including President, Johnson & Johnson Interventional Systems and Vice President Marketing and Sales.

John M. Vierling, MD, FACP, age 59, has been a director of Arbios since October 30, 2003. Dr. Vierling has been a Professor of Medicine at the David Geffen School of Medicine at UCLA from 1996 to 2005 and was the Director of Hepatology and Medical Director of Multi-Organ Transplantation Program at Cedars-Sinai Medical Center from 1990 to 2004. In April 2005, he assumed the position of Professor of Medicine and Surgery, Director of Baylor Liver Health and Chief of Hepatology at the Baylor College of Medicine in Houston, Texas. He is also currently the President Elect of the American Association for the Study of Liver Diseases. Dr. Vierling was the Chairman of the Board of the American Liver Foundation from 1994 to 2000, and the President of the Southern California Society for Gastroenterology from 1994 to 1995.  Dr. Vierling has also been a member of numerous National Institutes of Health study sections and advisory committees, including the NIDDK Liver Tissue Procurement and Distribution Program.  He is currently Chairman of the Data Safety Monitoring Board for the National Institutes of Health, NIDDK ViraHep C Multicenter Trial.  Dr. Vierling’s research has focused on the immunological mechanisms of liver injury caused by hepatitis B and C viruses and autoimmune and alloimmune diseases.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS.

Meetings of the Board of Directors and Committees

Board of Directors

The property, affairs and business of Arbios are conducted under the supervision and management of our Board of Directors as called for under the corporation law of Nevada and our Bylaws. Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and has determined that each member of these Committees is “independent” under the independence standards of the Nasdaq Stock Market’s Marketplace Rules and the Securities and Exchange Commission (or “SEC”). Our Board of Directors also has determined that Mr. Stover, one of the independent directors serving on our Audit Committee, is an “audit committee financial expert” within the meaning of SEC rules.

The Board of Directors held four meetings during the 2004 fiscal year. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings of all Board committees on which he or she served.

The following table provides information concerning the current membership of our Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jacek Rozga, MD, PhD
John M. Vierling, MD, FACP	X	X	X
Roy Eddleman
Marvin S. Hausman, MD		X(2)	X(2)
Jack E. Stover	X(1)	X	X
Amy Factor
Thomas C. Seoh	X
Dennis Kogod
Thomas M. Tully
________
(1)	Jack Stover is the Chairman of the Audit Committee.

(2)	Dr. Hausman is the Chairman of the Nominating and Corporate Governance Committee and our Compensation Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to:

•	The quality and integrity of our financial statements and reports.

•	Our independent registered public accounting firm's qualifications and independence.

•	The Company’s compliance with applicable legal and regulatory requirements.

The Audit Committee reviews our financial structure, policies and procedures, appoints our independent registered public accountants, reviews with the independent registered public accountants the plans and results of the audit engagement, approves permitted non-audit services provided by our independent  registered public accountants and reviews the independence of the accountants and the adequacy of our internal control over financial reporting. The Audit Committee is authorized to review and approve related-party transactions for potential conflicts of interest. The Audit Committee’s responsibilities also include oversight activities described below under the “Report of the Audit Committee.” A copy of the Audit Committee’s Charter is attached to this Proxy Statement as Appendix A

The Audit Committee was established in February 2004 and held three meetings during the 2004 fiscal year.

Compensation Committee

The Compensation Committee is authorized to review and make recommendations to the full Board of Directors relating to the annual salaries and bonuses of our officers and to make recommendations to the Board regarding grants of stock options, the exercise price of each option and the number of shares to be issuable upon the exercise of each option under our stock option plans.

The Compensation Committee was established in November 2004, but did not hold any meetings during fiscal year ended December 31, 2004.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified candidates for election as directors, selecting director nominees for election at our annual stockholders meetings, selecting candidates to fill vacancies on our Board of Directors and developing criteria to be used in making such recommendations.

A copy of the Nominating and Corporate Governance Committee’s Charter is attached to this Proxy Statement as Appendix B.

The Nominating and Corporate Governance Committee was formed in November 2004, compliance with applicable legal and regulatory requirements. The Nominating and Corporate Governance Committee nominated the current slate of directors for the Annual Meeting.

The Nominating and Corporate Governance Committee has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. However, the Nominating and Corporate Governance Committee evaluates potential director candidates based on various factors important to the Company’s operations, including background and experience in hepatology, medical devices or medicine in general, clinical trial and regulatory experience, public company board of director experience, and financial training. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, our Nominating and Corporate Governance Committee generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations and Nominations of Director Candidates

The Nominating and Corporate Governance Committee will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive officers of the Company as set forth under “Stockholder Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee. Any recommendations in proper form received from stockholders will be evaluated in the same manner as recommendations received from our Board members or management.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may do so by writing to us at our principal executive office at 8797 Beverly Boulevard, Suite 206, Los Angeles, California 90048. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or will be delivered unopened to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

We have no policy requiring directors to attend the Annual Meeting. However, all directors have been requested to be present at the 2005 Annual Meeting, and most are expected to be present.

Compensation of Directors

During the fiscal year ended December 31, 2004, each person who was a director in 2004 was granted stock options to purchase 30,000 shares of common stock at an exercise price of $2.25 per share, which equaled the market price of our common stock at the time of grant. One-half of the options vested six months after the date of grant, and the remainder vested on the first anniversary of the grant, in each case, so long as the director continued to serve as a director through such dates. Once vested, the director options remain exercisable for a term of seven years from the date of grant.

In 2004, the Board of Directors established an ad hoc Investor Relations Committee and appointed Dr. Richard Bank as the Chairman of that Committee. In consideration for his services as Committee Chairman, Dr. Bank was granted a stock option to purchase 100,000 shares of our common stock at a price of $2.97 per share, which equaled the market price of our common stock on the date of grant. The option was for a term of seven years, but was to expire 30 days after Dr. Bank ceased to be a director. Effective January 15, 2005, Dr. Bank resigned from our Board of Directors and the Board extended the exercise period of Dr. Bank’s option to January 15, 2006 and accelerated the vesting of the director stock options he was granted during 2004. In March 2005, the Board of Directors terminated the Investor Relations Committee.

In May 2005, our Board of Directors revised the compensation plan for our directors. The plan consists of the following cash and stock option compensation:

Stock Option Compensation Each non-employee director will receive an annual grant of stock options to purchase 15,000 shares of the company’s common stock. The options will be granted effective January 1 of each year. The options will have a term of seven years and will have an exercise price equal to the closing price of the common stock on the trading day preceding the grant date. The options will vest in equal monthly installments over the 12-month period following the grant date.

Upon election to the Board of Directors, each new director will be granted a stock option to purchase 30,000 shares of the company’s common stock. The option will have a term of seven years and will have an exercise price equal to the closing price of the common stock on the trading day preceding the date of grant. One half of the options will vest on the date of grant, and the balance will vest on the first anniversary of the grant date.

On January 1 of each year, each member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee will receive an annual grant of a stock option to purchase 5,000 shares of common stock for each committee for which they are a member. The option will have a term of seven years and will have an exercise price equal to the market price on the trading day preceding the grant date. The option will vest in equal monthly installments over the 12-month period following the grant date.

Cash Compensation Effective March 24, 2005, all non-employee directors will receive a cash payment of $1,500 for each day they attend a Board of Directors meeting in person ($1,000 if they attend a meeting by telephone), and $500 for each telephonic Board meeting ($1,000 for each telephonic meeting if the meeting lasts longer than two hours). In addition, the Chairman of the Board of Directors, and the Chairman of the Audit Committee will each be paid $25,000 annually (payable quarterly), and the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Compensation Committee will each be paid $10,000 annually (payable quarterly). The company will also reimburse all directors for any expenses incurred by them in attending meetings of the Board of Directors.

Thomas C. Seoh was appointed to our Board of Directors effective March 31, 2005, and Dennis Kogod and Thomas M. Tully were appointed to the Board of Directors effective May 16, 2005. In accordance with the foregoing recently amended compensation policies, each of Messrs. Seoh, Kogod and Tully were granted a seven-year non-qualified stock option to purchase 30,000 shares of our common stock. The option exercise prices were $1.65 per share for Mr. Seoh, and $2.48 for Messrs. Kogod and Tully, which were the closing market price of the Company’s common stock on the day before their appointments.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of the outstanding shares of our common stock (collectively, “Reporting Persons”) to file reports of ownership of our common stock and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms and written representations received from the Reporting Persons, we believe that, with respect to the fiscal 2004, all of the Reporting Persons complied with all applicable Section 16 filing requirements on a timely basis, except that Richard Bank, one of our former directors, filed a Form 4 reporting his purchase of 1,000 shares two days late.

Beneficial Owners of More Than Five Percent of Our Common Stock; Shares Held by Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 19, 2005 by (i) each person who is known by us to own beneficially more than five percent of our outstanding common stock; (ii) each of our current directors and director nominees; (iii) each of the Named Executive Officers identified below in the Summary Compensation Table; and (iv) all of our current executive officers and directors of a group. Unless otherwise noted, we believe that each beneficial owner named in the table has sole voting and investment power with respect to the shares shown, subject to community property laws where applicable. Unless otherwise indicated, the address of each five percent beneficial owner is c/o the Company at 8797 Beverly Boulevard, Suite 206, Los Angeles, California 90048. An asterisk (*) denotes beneficial ownership of less than one percent.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock(1)

Jacek Rozga, M.D., Ph.D.	2,331,000(2)	14.3%
Achilles A. Demetriou, M.D., Ph.D. and Kristin P. Demetriou	2,500,000(3)	15.4%
John M. Vierling, M.D.	133,507(4)	*
Roy Eddeman	437,419(5)	2.7%
Marvin S. Hausman, M.D.	644,088(6)	3.9%
Jack E. Stover	47,507(4)	*
Amy Factor	771,333(7)	4.6%
Thomas C. Seoh	20,834(4)	*
Dennis Kogod	17,500(4)	*
Thomas M. Tully	17,500(4)	*
Scott L. Hayashi	22,500(4)	*
David J. Zeffren	65,000(9)	*
Gary Ballen 140 Burlingame Los Angeles, California 90049	1,139,222(8)	6.8%
Neuberger Berman LLC(10) 111 River Street - Suite 1000 Hoboken, New Jersey 07030-5776	2,440,199(10)	14.3%
LibertyView Special Opportunities Fund, LP(10) 111 River Street - Suite 1000 Hoboken, New Jersey 07030-5776	1,357,466(11)	8.1%

All executive officers and directors as a group (twelve persons)	4,510,688 (12)	25.6%
__________________________________

(1)
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to the shares shown. The Company had 16,232,909 shares of common stock outstanding on May 19, 2005. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days of May 19, 2005, also are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.

(2)	Consists of (i) 2,265,000 shares owned by Jacek Rozga and Joanna Rozga Joint Tenants in Common, and (ii) currently exercisable options to purchase 66,000 shares.
(3)	Consists of 2,500,000 shares owned by the A & K Demetriou Family Trust, of which Achilles A. Demetriou, M.D., Ph.D. and Kristin P. Demetriou are co-trustees.
(4)	Consists of currently exercisable options to purchase shares of common stock.
(5)
Consists of currently exercisable options to purchase 74,750 shares of common stock and 362,669 shares of common stock owned by Spectrum Laboratories, Inc. Mr. Eddleman is the Chairman of the Board and Chief Executive Officer of Spectrum Laboratories, Inc.

(6)
Consists of currently exercisable options to purchase 112,588 shares of common stock, warrants to purchase 187,500 shares, 100,000 shares owned by the Marvin Hausman Revocable Trust, and 244,000 shares owned by Northwest Medical Research, Inc. Dr. Hausman is the trustee of the Marvin Hausman Revocable Trust and the Chief Executive Officer and principal stockholder of Northwest Medical Research, Inc.

(7)
Consists of currently exercisable options to purchase 356,333 shares of common stock, warrants to purchase 200,000 shares exercisable by AFO Advisors, LLC, warrants to purchase 100,000 shares exercisable by AFO Capital Advisors, LLC, 5,000 shares owned by the Jay H. Oyer and Amy Factor Foundation, 5,000 shares owned by the Melissa H. Oyer Trust, 5,000 shares owned by the Zachary D. Oyer Trust, and 100,000 shares owned by AFO Capital Advisors, LLC. Amy Factor is the owner and President of AFO Capital Advisors, LLC and AFO Advisors, LLC. She is also the trustee of The Jay H. Oyer and Amy Factor Family Foundation, The Melissa H. Oyer Trust, and The Zachary D. Oyer Trust and has voting and investment control of the securities of these entities.

(8)	Includes 122,222 shares and currently exercisable warrants to purchase 600,000 shares held by American Charter & Marketing LLC over which Mr. Ballen has voting and investment control.
(9)
Consists of 25,000 shares owned by Mira Zeffren, David Zeffren’s wife, warrants to purchase 25,000 shares registered in the name of Mira Zeffren, and currently exercisable options held by David Zeffren for the purchase 13,000 shares of common stock.

(10)
Neuberger Berman LLC is the investment adviser to, and Neuberger Berman Asset Management, LLC, is the general partner of LibertyView Special Opportunities Fund, LP, LibertyView Funds, LP and LibertyView Health Sciences Fund, LP, which collectively own 1,661,466 shares of common stock and warrants to purchase 778,733 additional shares of common stock.

(11)	Includes currently exercisable warrants to purchase 452,489 shares.
(12)	Includes currently exercisable options and warrants to purchase 1,381,019 shares.

Certain Relationships and Related Transactions

During the past two years, AFO Advisors, LLC has provided consulting services to Arbios. Amy Factor, currently our interim Chief Executive Officer, is the owner and President of AFO Advisors, LLC. As consideration for the services rendered by AFO Advisors, LLC to Arbios, during the past two years we paid AFO Advisors a total of $301,810 and granted this entity a warrant to purchase a total of 200,000 shares of our common stock. The warrants are exercisable until February 2010 at a price of $2.90 per share. In addition, we also issued to Amy Factor five-year options to purchase a total of 250,000 shares of common stock, which options have an exercise price of $1.00 per share (for 175,000 shares) and $2.90 per share (for 75,000 shares). On March 31, 2005, we also entered into an employment agreement with Amy Factor pursuant to which Ms. Factor was appointed as our interim Chief Executive Officer and issued to her five-year non-qualified stock options to purchase an aggregate of 200,000 shares of the Company’s common stock. See, “Employment Agreements,” below.

On December 26, 2001, Arbios entered into various agreements with Spectrum Laboratories, Inc. (“Spectrum Labs”). Concurrently with entering into these agreements, Spectrum Labs purchased 362,669 shares of our common stock. Mr. Eddleman, one of the members of our Board of Directors, is the Chairman and Chief Executive Officer and a principal stockholder of Spectrum Labs. Following is information with respect to the three principal agreements entered into by Arbios and Spectrum Labs:

License Agreement. Spectrum Labs granted to Arbios an exclusive, worldwide license to develop, make, use and distribute products based on two of Spectrum Labs’ patented hollow fiber technologies relating to the Company’s bioartificial liver call LIVERAID™. Unless Arbios purchases from Spectrum Labs the hollow fiber cartridges that it expects that it will need for LIVERAID™ as described below under “Manufacturing and Supply Agreement,” Arbios will be required to pay Spectrum Labs a royalty determined as a percentage of the portion of Arbios’ net sales of the products attributable to the cartridges. Spectrum Labs also granted Arbios a right of first refusal to obtain a license to make, use, develop or distribute products based on Spectrum Labs’ technology for use in products other than liver assisted products, provided that such other products are used in the fields of artificial blood therapy and bioprocessing and therapeutic devices.

Research Agreement. Arbios and Spectrum Labs also entered into a four-year research agreement pursuant to which they agreed to combine their respective expertise and technologies to seek to develop, conduct pre-clinical and Phase I through Phase III clinical testing, obtain regulatory approvals and eventually commercialize liver assist systems. Under the terms of the agreement, Spectrum Labs agreed to perform certain research toward the development of hollow fiber-in-fiber modules for Arbios’s liver assist systems during product development, pre-clinical and clinical testing at no cost to Arbios In October 2002, Arbios and Spectrum Labs agreed that Spectrum Labs had satisfied its research and development obligations, that Arbios owed Spectrum Labs $109,000 for services provided by Spectrum Labs. The Company paid Spectrum Labs $54,000 cash, and the remaining $55,000 was attributed to the value of the 362,669 shares of Arbios common stock previously issued to Spectrum Labs.

Manufacturing and Supply Agreement. Arbios and Spectrum Labs also entered into an agreement that contemplates that Spectrum Labs will manufacture for Arbios the hollow fiber cartridges with fiber-in-fiber geometry that Arbios intends to use for its LIVERAID™ device. The price of the hollow fiber-in-fiber cartridges will be determined by good faith negotiations between the parties. Arbios has agreed that it will not purchase cartridges with fiber-in-fiber geometry from any other manufacturer unless Spectrum Labs is either unable or unwilling to manufacture the cartridges. In that event, Arbios will have the right to obtain the cartridges from third-party manufacturers, but will be required to pay Spectrum Labs a royalty for the license granted under the License Agreement described above. The royalty will equal 3% of that portion of Arbios’ net sales price of such products (total sales less taxes, returns, transportation, insurance, and handling charges) attributable to the fiber-in-fiber cartridges.

In addition to entering into the foregoing agreements with Spectrum Labs, Arbios has paid Spectrum Labs a total of $90,000 during the past two years for cartridges manufactured by Spectrum Labs for Arbios. The cartridges were used to develop and test the Company’s liver assist products.

In July 2003, Arbios granted Dr. Marvin Hausman a five-year warrant to purchase 50,000 shares of common stock, at an exercise price of $1.00 per share, in consideration for Dr. Hausman’s efforts in introducing Arbios to an investor who made a $250,000 investment in Arbios. Dr. Hausman is a member of our Board of Directors.

Executive Officers

For biographical information regarding two of our executive officers, Amy Factor and Jacek Rozga, M.D., Ph.D., see “Proposal I - Election of Directors - Nominees.” For information concerning our executive officers’ ownership of our common stock, see “Beneficial Owners of More Than Five Percent of our Common Stock; Shares Held by Directors and Executive Officers” above. Following is information regarding our other executive officers.

Shawn Cain, age 38. Mr. Cain joined Arbios in April 2005. Prior thereto, Mr. Cain was employed at Becton Dickinson & Company, holding various positions since June 2003, including most recently the position of Manager of Operations. Prior to working at Becton Dickinson, Mr. Cain was employed for 17 years at W.R. Grace & Co.’s Research Division, and its wholly-owned subsidiary, Circe Biomedical, Inc., where he was involved in early development work on bioartificial liver technology, including HepatAssist (the predecessor of Arbios’ HepatAssist-2™). Mr. Cain earned a Bachelors of Science degree in Biological Sciences from Northeastern University and a Masters of Science degree in Biological Sciences from the University of Massachusetts.

Scott L. Hayashi, age 33. Mr. Hayashi joined the company as its Chief Administrative Officer in February 2004, became the Secretary of the company in July 2004 and was appointed as the Vice President of Administration in November 2004. In March 2005, Mr. Hayashi also assumed from Dr. Rozga the duties of Chief Financial Officer. Prior to joining Arbios, Mr. Hayashi was a Manager of Overseas Development for Syncor International, Inc. a subsidiary of Cardinal Health, Inc. for three years. Before joining Syncor International, Mr. Hayashi worked in finance, mergers and acquisitions for Litton Industries, Inc., now a part of Northrop Grumman Corporation and AlliedSignal, Inc., now a part of Honeywell, Inc.

David J. Zeffren, age 48. Mr. Zeffren was first employed by the Company as a consultant in February 2004, before being appointed Vice President of Operations in November 2004. Mr. Zeffren was Vice President of Operations until he was appointed as Vice President of Product Development in April 2005. Prior to joining Arbios, Mr. Zeffren had been the Chief Operating Officer of Skilled Health Systems, L.C., a healthcare technology and clinical research organization from 1999 to 2004. Mr. Zeffren was also Chief Operating Officer of Physician Care Management from 1996 to1999. Mr. Zeffren was a Corporate Director, Business Development & Division Manager at INFUSX, Inc., a subsidiary of Salick Health Care, Inc. from 1993 to 1996. Mr. Zeffren has over 15 years of experience working in the healthcare and medical device industries.

There are no family relationships between any of our officers and directors.

Executive Compensation

The following tables set forth certain information concerning the annual and long-term compensation for services rendered to the Company and its subsidiaries in all capacities for the fiscal years ended December 31, 2004, 2003, and 2002 of (i) all persons who served as the Chief Executive Officer of the Company during the fiscal year ended December 31, 2004 and (ii) each other person who was an executive officer on December 31, 2004 and whose total annual salary and bonus during the fiscal year ended December 31, 2004 exceeded $100,000. (The Chief Executive Officer and the other named officers are collectively referred to as the “Named Executive Officers.”) The information set forth below includes all compensation paid to the Named Executive Officers by Arbios Technologies before the reorganization in which Arbios Technologies was acquired by Arbios.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options
Jacek Rozga, M.D., Ph.D Chief Executive Officer	2004 2003 2002	$198,909 $143,125 $85,000	$20,000 $15,000 $5,000	-- -- --	30,000 18,000 18,000
Scott L. Hayashi Vice President of Administration and Secretary	2004(1)	$80,000	$12,000	$8,000(2)	10,000
David J. Zeffren Vice President of Business Development	2004(3)	$120,000	----	----	10,000
_________________________
(1) Mr. Hayashi joined Arbios in February 2004.
(2) Represents cash payments made to Mr. Hayashi for health and other benefits.
(3) Mr. Zeffren joined Arbios Technologies in February 2004 as a consultant before being appointed Vice President of Product Development in November 2004. The compensation shown includes all amounts paid to him both as a consultant and as a Vice President of the Company.

Stock Option Grants

The following table contains information concerning grants of stock options during the fiscal year ended December 31, 2004 to the Named Executive Officers.

Option Grants in Fiscal Year Ended December 31, 2004

Individual Grants
Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees In Fiscal Year	Exercise Price	Market Price on Date of Grant	Expiration Date
Jacek Rozga, M.D., Ph.D	30,000(1)	60%	$2.25	$2.25	2/2/11
Scott L. Hayashi	10,000(2)	20%	$2.25	$2.25	2/2/09
David J. Zeffren	10,000(3)	20%	$2.00	$2.25	2/2/09
_________________________

(1) One-half of these options vested six months after the date of grant, and the balance vested twelve months following the date of grant.
(2) The options vested in equal monthly increments over the twelve months following the date of grant.
(3) The options vested in equal monthly increments over the six months following the date of grant.

Aggregate Options

The following table sets forth the number and value of unexercised options held by the Named Executive Officers as of December 31, 2004. There were no exercises of options by the Named Executive Officers in fiscal 2004.

Aggregated Option Exercises in Fiscal Year Ended December 31, 2004

and FY-End Option Values

Name	Shares Acquired in Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End (#) Exercisable/ Unexercisable(1)
Jacek Rozga, M.D., Ph.D	-	-	51,000/15,000	$82,230/$6,450
Scott Hayashi	-	-	8,333/1,667	$3,583/$717
David J. Zeffren	-	-	10,000/0	$6,800/0
_________________________
(1) Dollar amounts reflect the net values of outstanding stock options computed as the difference between $2.68 (the last reported sale on December 31, 2004) and the exercise price of the options.

Equity Compensation Plan Information

The following table summarizes as of May 18, 2005, the number of securities to be issuable to employees, directors and consultants upon the exercise of outstanding options, warrants, and other so-called derivative securities; the weighted-average exercise price of the outstanding derivative securities; and the number of securities remaining available for future issuance under our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,000,000	$1.75	-0-
Equity compensation plans not approved by security holders	849,904(2)	$2.62	3,000,000
Total	1,849,904	$2.15	3,000,000
____________________________
(1) The only compensation plan approved by security holders is our 2001 Stock Option Plan.
(2) These securities consist of (i) warrants and (ii) options granted under our 2005 Stock Incentive Plan, which plan has not yet been approved by the stockholders. See, “Proposal III - Approval of 2005 Stock Incentive Plan,” below.

Employment Agreements

Effective March 31, 2005, we entered into an employment agreement with Amy Factor pursuant to which Ms. Factor agreed to serve as interim Chief Executive Officer of the Company until a permanent Chief Executive Officer can be hired by the Company. The employment agreement is terminable by either Ms. Factor or the Company at any time upon 30 day’s prior written notice. The Company agreed to pay Ms. Factor a base salary at a monthly rate of $25,000 (which is equivalent to $300,000 on an annualized basis) and issued to Ms. Factor five-year non-qualified stock options to purchase a total of 200,000 shares of our common stock. The option is exercisable at $1.65 per share, which was the closing market price of our common stock on March 31, 2005. Of the options to purchase 200,000 shares, options to purchase 97,000 shares were issued under the Company’s 2001 Stock Option Plan, and options to purchase the remaining 103,000 shares were issued under the 2005 Stock Incentive Plan that is subject to stockholder approval under Proposal III. If the stockholders do not approve the 2005 Stock Incentive Plan, we have agreed to replace the 103,000 share option with a warrant that has the same substantive terms and conditions. The options are immediately vested as to 80,000 shares and will vest as to the remaining 120,000 shares in monthly installments of 6,000 shares each commencing on April 1, 2005, subject to accelerated vesting, in full, when the Company hires a permanent Chief Executive Officer. If Ms. Factor terminates the employment agreement for any reason other than a breach by the Company, or if the Company terminates the agreement “for cause” (as defined in the agreement), before the options have vested as to all of the remaining 120,000 shares, all unvested options will be forfeited. If the Company terminates the employment agreement for any reason other than for cause, the options will thereupon immediately and fully vest.

Dr. Rozga (and three of our other employees) provides services to Arbios pursuant to an Employee Loan-Out Agreement, dated July 1, 2001, as amended, between Arbios and Cedars-Sinai Medical Center. Under the terms of the Loan-Out Agreement, Cedars-Sinai Medical Center permits Dr. Rozga to provide services to Arbios, and Arbios pays the Medical Center an amount equal to Dr. Rozga’s salary of $135,000 the cost of fringe benefits, provided by the Medical Center. The Loan-Out Agreement expires on June 30, 2005, and may be terminated by either the Company or Cedars-Sinai Medical Center for cause, or in the event of a breach of the Loan-Out Agreement or of the facilities agreement pursuant to which the Company leases its laboratories from Cedars-Sinai, which is not cured after an opportunity to cure. Dr. Rozga has no obligations to Cedars-Sinai other than the services he is providing to the Company. Other than the Loan-Out Agreement, the Company has no employment or similar contract with Dr. Rozga.

In April 2005 we entered into a letter agreement with Shawn Cain’ pursuant to which we retained Mr. Cain as our Vice-President of Operations. Mr. Cain’s salary will be $160,000 per year. Mr. Cain was granted a five-year incentive stock option to purchase an aggregate of 30,000 shares of our common stock. The options are exercisable at $1.65 per share and will vest pro rata over a 24 month period commencing on May 1, 2005. Mr. Cain’s employment can be terminated at any time with or without cause. However, we agreed (i) during the first year of employment, to give Mr. Cain six month’s notice if Arbios wishes to terminate his employment, (ii) during the second year of employment to give Mr. Cain four month’s notice of termination, and (iii) during the third year of employment to give Mr. Cain three month notice. If we provide Mr. Cain with less than the six-, four- or three-month -notice, upon his termination we agreed to pay him the salary equivalent of the notice of the shortened notice period.

In March 2005, we entered into a letter agreement with Scott Hayashi, our Chief Financial Officer. Under the letter agreement, we agreed to pay Mr. Hayashi an annual salary of $105,000 per year. In connection with the execution of the letter agreement, we granted Mr. Hayashi a five-year incentive stock option to purchase 10,000 shares of the Company's common stock. The options are exercisable at $1.85/share (the closing price on the day that the Board of Directors approved the stock option). One half of the options vested immediately, with the remaining 50% to vest on the one-year anniversary of the grant date of the option. Mr. Hayashi’s employment can be terminated by either party at any time for any reason.

We have agreed to pay David Zeffren, our Vice President of Product Development an annual salary of $120,000. Mr. Zeffren’s employment can be terminated by either party at any time for any reason.

Code of Ethics

The Board of Directors adopted a Code of Ethics which covers all of our executive officers and key employees. The Code of Ethics requires that senior management avoid conflicts of interest; maintain the confidentiality of our confidential and proprietary information; engage in transactions in our common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that our officers conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of the Company.

All of our executive officers and key employees are required to affirm in writing that they have reviewed and understand the Code of Ethics.

A copy of our Code of Ethics will be furnished to any person upon written request. Requests should be sent to: Arbios Systems, Inc., 8797 Beverly Blvd., Suite 206, Los Angeles, California, 90048; Attention: Corporate Secretary.

Stock Option Plan

In 2001, we adopted our 2001 Stock Option Plan, pursuant to which our Board of Directors has the authority to grant options to purchase up to a total of 1,000,000 shares of our common stock to our directors, officers, consultants and employees. Awards under the plan may be either non-qualified options or options intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.

The exercise price of incentive stock options granted under the plan may not be less than 100% of the fair market value of the common stock on the day of grant. If incentive stock options are granted to a person who controls more than 10% of our stock, then the exercise price of those incentive stock options may not be less than 110% of the fair market value on the day of the grant. The purchase price and method of exercise of each option granted to officers and other key employees shall be determined by the Board of Directors. The purchase price is payable in full by cash. However, the Board of Directors may accept payment for the purchase price of the shares of common stock acquired upon exercise of an option, by optionee’s tendering outstanding shares of our common stock owned by the optionee, or by other so-called cashless exercises as permitted by law, or any combination of cash, check, shares and cashless exercises.

Options granted under the stock option plan become exercisable and shall expire on such dates as determined by the Board of Directors, provided, however, that no term of an incentive stock option may exceed ten years from the date of grant, or five years from the date of grant in the case of any optionee holding more than 10 percent of the combined voting power of all classes of our capital stock as of the date of grant. After options become exercisable they may be exercised at any time or from time to time as to any part thereof.

Options are not transferable except by will or by the laws of descent and distribution; during the life of the person to whom the option is granted, that person alone may exercise them. All rights to exercise options terminate 90 days after the date a grantee ceases to be an employee of this company or any subsidiary for any reason other than death or disability.

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings. Thomas C. Seoh does not appear on the following report, because he first became a member of the Audit Committee in or about April 2005.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and the Company’s independent auditors.

We have reviewed and discussed with senior management the audited financial statements of the Company that are included in the fiscal year 2004 Annual Report on Form 10-KSB. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

We have discussed with Stonefield Josephson, Inc. (“Stonefield”) our independent registered public accountants, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent registered public accountants to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements with respect to (i) their responsibility under auditing standards generally accepted in the United States, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We also have received from Stonefield a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Stonefield and the Company that in its professional judgment may reasonably be thought to bear on independence. Stonefield has discussed its independence with us. Stonefield confirmed in its letter, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the audited financial statements of the Company, we recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accountants. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accountants with respect to such financial statements.

Respectfully submitted, Audit Committee Jack E. Stover, Chairman John M. Vierling, MD

PROPOSAL II

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

Under the Articles of Incorporation of Arbios as currently in effect, there are 25,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized for issuance. As of May 18, 2005, 16,232,909 shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding. As of that date, 1,000,000 shares of common stock were reserved for issuance upon the exercise of outstanding options granted under our 2001 Stock Option Plan and a total of 7,482,810 shares of common stock were reserved for issuance upon the exercise of outstanding warrants. Accordingly, as of May 18, 2005, we had only 181,281 authorized shares of common stock that were unissued and unreserved. In addition, subject to stockholder approval of the 2005 Stock Incentive Plan of Arbios Systems, Inc. (see, Proposal III, below), we have granted options to purchase an additional 313,000 shares to our interim Chief Executive Officer and to our directors.

On March 24, 2005, our Board of Directors approved an amendment to Article IV of our Articles of Incorporation, subject to stockholder approval, to increase the shares of common stock that are authorized for issuance by 35,000,000 shares, bringing the total number of common shares authorized for issuance to 60,000,000. No change will be made to the number of shares of preferred stock that are authorized for issuance, and no change will be made to the other provisions of our Articles of Incorporation that pertain to preferred stock or common stock.

The full text of the proposed amended Article IV of our Articles of Incorporation is attached to this Proxy Statement as Appendix C.

The purpose of the proposed increase in the number of authorized shares of common stock is to make additional shares available for use by the Board of Directors as it deems appropriate or necessary. For example, assuming “Proposal III - Approval of 2005 Stock Incentive Plan,” described below, is approved at the Annual Meeting, 3,000,000 shares of our authorized common stock will be reserved for issuance under that Plan. As we have previously publicly disclosed, based on the anticipated costs of completing the development of our products and our currently available funds, we will have to obtain additional financing during the twelve months in order to fund the further development of our products and working capital needs. Our business plan currently anticipates that we will raise additional capital through the sale of additional shares of common stock. Unless our Articles of Incorporation are amended to increase the number of shares of common stock we are authorized to sell, we will not be able to raise additional capital through the sale of common stock. Furthermore, additional authorized shares may be needed in the future in connection with possible acquisitions of other companies, businesses or assets, or in connection with establishing a strategic relationship with a corporate partner, or for other corporate purposes. The Board of Directors has no present agreement, arrangement, plan or understanding, however, with respect to the issuance of any such additional shares of common stock, other than in connection with our 2005 Stock Incentive Plan.

If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law. Holders of our common stock as such have no statutory preemptive or subscription rights with respect to issuances of common stock.

The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding. There are no redemption or sinking fund provisions applicable to our common stock.

The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders. Any subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company without further action by the stockholders. Any issuance of additional shares of common stock also could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

PROPOSAL III

APPROVAL OF 2005 STOCK INCENTIVE PLAN

On March 24, 2005, the Board of Directors adopted the 2005 Stock Incentive Plan of Arbios Systems, Inc. (the “2005 Plan”). Implementation of the 2005 Plan is subject to stockholder approval. A copy of the 2005 Plan is attached as Appendix D to this Proxy Statement.

As of the date of this Proxy Statement, no shares of common stock are available for issuance pursuant to new awards under our 2001 Stock Option Plan. Therefore, unless a new stock option plan is implemented and approved, Arbios will not be able to grant options under a stock option plan to any current or future executive officers, directors, employees and outside consultants. As a small company with limited financial resources, we rely heavily on stock-based compensation to attract and retain officers, directors and consultants. The Board of Directors believes that approval of the 2005 Plan is necessary to make shares available for the grant of options and other awards to our current and future executive officers, directors, employees and outside consultants.

A summary of the 2005 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2005 Plan.

Summary of the 2005 Plan

The purpose of the 2005 Plan is to (i) encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of the Company, (ii) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (iii) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. As of May 18, 2005, we had nine directors, five officers and three additional employees.

The Plan authorizes the granting of the following types of awards to persons who are employees, officers or directors of the Company or its subsidiaries or who are consultants or advisers to such entities:

•	“Incentive stock options” that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

•	“Non-qualified stock options” that are not intended to be incentive options; and

•	Shares of common stock that are subject to specified restrictions, or “restricted shares.”

Subject to the adjustment provisions of the 2005 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 3,000,000 shares of common stock may be issued under the 2005 Plan and no person shall be granted awards under the 2005 Plan during any twelve-month period that cover more than 500,000 shares of common stock. As of May 18, 2005, the last reported sales price of our common stock as reported on the OTC Bulletin Board was $2.87 per share.

The 2005 Plan will be administered by our Board of Directors, although the Board of Directors has the authority under the 2005 Plan to delegate the administration of the 2005 Plan to a committee (the administrator of the 2005 Plan is referred to as the “Administrator”). Currently, the Board of Directors is the Administrator. However, our Compensation Committee is responsible for selecting the officers, employees, directors, consultants and advisers who will receive options and restricted stock and is responsible for proposing the terms and conditions of each option award, including the number of shares subject to the option, the exercise price, expiration date and vesting period of the option and whether the option is an incentive stock option or a non-qualified stock option. The Compensation Committee makes these recommendations for option grants to the full Board of Directors, and the Board approves all grants (on the terms proposed by the Compensation Committee or otherwise). Subject to the requirements imposed by the 2005 Plan, the Compensation Committee and the Board of Directors are also responsible for determining the terms and conditions of each restricted stock grant, including the number of shares granted, the purchase price (if any) and the vesting, transfer and other restrictions imposed on the stock. The Board of Directors has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2005 Plan or of any award under the 2005 Plan.

Under current law, only officers and other employees are entitled to receive incentive stock options. The exercise price for both incentive stock options and non-qualified stock options may not be less than 100% of the fair market value of the common stock on the date of the grant of the option. With respect to an option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an incentive stock option may not be less than 110% of the fair market value of the common stock on the date of the grant of the option.

Unless otherwise determined by the Administrator, options granted under the 2005 Plan generally are not transferable except by will or the laws of descent and distribution. Except as otherwise provided in the option agreement, an option ceases to be exercisable ninety days after the termination of the option holder’s employment with us.

The purchase price of common stock acquired under the 2005 Plan is payable by cash or check. In addition, the Administrator has discretion to accept the following types of payment for the stock:

•	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or executive officer;

•
Shares of our common stock already owned by the option or restricted stock holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months; and

•	A “cashless” option exercise in accordance with applicable regulations of the SEC and the Federal Reserve Board.

Except as otherwise determined by the Administrator, in the event of a “corporate transaction,” all previously unexercised options will terminate immediately prior to the consummation of the corporate transaction and all restricted stock will be forfeited immediately prior to the consummation of the corporate transaction. The Administrator, in its discretion, may permit exercise of any options prior to their termination, even if the options would not otherwise have been exercisable, or provide that outstanding options will be assumed or an equivalent option substituted by a successor corporation. The Administrator may also provide that outstanding options will be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the common stock underlying the options over the exercise price of the options. The Administrator, in its discretion, may remove any restrictions as to any restricted stock or provide that all outstanding restricted stock will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

•	Our liquidation or dissolution;

•	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

•	A sale of all or substantially all of our assets; or

•	A purchase or other acquisition of beneficial ownership of more than 50% of our outstanding capital stock by one person or more than one person acting in concert.

The Board of Directors may at any time amend, discontinue or terminate the 2005 Plan. With specified exceptions, no amendment, suspension or termination of the plan may adversely affect outstanding options or the terms that are applicable to outstanding restricted stock. No amendment or suspension of the 2005 Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange or Nasdaq market on which our stock is traded. Unless terminated earlier by the Board of Directors, the 2005 Plan will terminate automatically on March 23, 2015, which is the tenth anniversary of the date of the plan’s adoption by the Board.

Certain Federal Income Tax Consequences

Non-Qualified Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option if the exercise price is not less than the fair market value of our common stock on the date of the option grant. However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

Incentive Stock Options

There will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount. If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

Restricted Stock

Unless a participant makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and Arbios will not be allowed a tax deduction, at the time the award is granted. As and when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock no longer subject to restrictions, and the Company will be entitled to a corresponding tax deduction at that time.

Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers subject to certain exceptions. The 2005 Plan is designed to comply with an exception from the limitation of Section 162(m) as to options granted under that Plan.

New Plan Benefits

On March 31, 2005, the Company granted to Amy Factor options to purchase 103,000 shares of common stock under the 2005 Plan. The options are exercisable at $1.65 per share, which was the closing market price of our common stock on March 31, 2005. The options were granted subject to the approval by the stockholders at the Annual Meeting of the 2005 Stock Incentive Plan. If the stockholders do not approve the 2005 Stock Incentive Plan, we have agreed to replace the foregoing 103,000 share option with a warrant that has the same substantive terms and conditions.

In connection with the appointment of Dennis Kogod and Thomas M. Tully to our Board of Directors on May 16, 2005, in accordance with our compensation policies, we granted to each of Messrs. Kogod and Tully a seven-year non-qualified stock option to purchase 30,000 shares of our common stock. The option exercise prices were $2.48 per share, which was the closing market price of the company’s common stock on the day before their appointments. One half of the options vested on the date of grant, and the balance will vest on the first anniversary of the grant date.

The Board of Directors also has granted options for the purchase of a total of 150,000 shares to its directors and to the members of its three committees. The options were granted as part of the company’s annual directors’ compensation, and as compensation for the members of the committees. The options all have an exercise price of $2.48 per share (the closing market price of the company’s common stock before the date of grant), have a seven year term, and vest monthly on a pro-rata basis over a period of 12 months.

Other than the foregoing option grant, the Administrator has not yet selected the employees, officers, directors, consultants and advisers who will receive options or restricted stock or determined the terms and conditions of such awards.

Treatment of Plan in the Reincorporation

In connection with the reincorporation included in Proposal IV, if it is approved at the Annual Meeting and effected, the 2005 Plan will be assumed by and become the incentive plan of the Delaware-based company, as described below under “Proposal IV - Approval of Reincorporation in Delaware.”

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

PROPOSAL IV

APPROVAL OF REINCORPORATION IN DELAWARE

Our Board of Directors has unanimously approved the reincorporation of Arbios in Delaware and has determined that the terms of the Merger Agreement by which the reincorporation will be effected are fair to, and in the best interests of, our stockholders. For the reasons discussed below, the Board of Directors recommends that the stockholders also approve the reincorporation. Approval of the reincorporation also will constitute approval of the Merger Agreement. For purposes of the discussion, below, Arbios, before and after the reincorporation, is sometimes referred to as “Arbios-Nevada” and “Arbios-Delaware,” respectively.

Our corporate affairs currently are governed by Nevada law and the provisions of the Articles of Incorporation and the Bylaws of Arbios-Nevada. Copies of these Articles of Incorporation and Bylaws are included as exhibits to our filings with the SEC and are available for inspection during regular business hours at the principal executive offices of the Company. Copies will be sent to stockholders upon request. If the reincorporation is approved at the Annual Meeting and effected, our corporate affairs will be governed by Delaware law and the provisions of the Certificate of Incorporation and the Bylaws of Arbios-Delaware. Copies of the Certificate of Incorporation and the Bylaws of Arbios-Delaware are attached to this Proxy Statement as Appendices F and G, respectively. See “Comparison of Certain Rights of Stockholders Under Nevada and Delaware Law,” below, for a discussion of some similarities and important differences in the rights of our stockholders before and after the reincorporation.

We believe that the reincorporation will give us a greater measure of flexibility and certainty in corporate governance than is available under Nevada law and may enhance investors’ perception of our company. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are revised periodically to respond to the changing legal and business needs of corporations. Delaware’s specialized business judiciary are expert in corporate law matters, and a substantial body of court decisions has developed construing Delaware corporation law. Delaware law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, which may provide greater clarity and predictability with respect to our corporate legal affairs than is currently the case under Nevada law. For these reasons, the Board of Directors believes that our business and affairs can be conducted to better advantage if Arbios is reincorporated in Delaware. In this regard, many major U.S. corporations have incorporated in Delaware, or have changed their corporate domiciles to Delaware in a manner similar to the reincorporation.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of Arbios-Nevada with and into Arbios-Delaware pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix E. Arbios-Delaware is a wholly owned subsidiary of Arbios-Nevada that was incorporated by us under the Delaware General Corporation Law for the sole purpose of effecting the reincorporation. The reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which will occur as soon as practicable after the Annual Meeting if the reincorporation is approved by stockholders. Our Board of Directors, however, may determine to abandon the reincorporation and the merger either before or after stockholder approval has been obtained. The discussion below is qualified in its entirety by reference to the Merger Agreement, and by the applicable provisions of Nevada law and Delaware law.

On effectiveness of the reincorporation:

Each outstanding share of our common stock will be converted into one share of Arbios-Delaware common stock;

Each outstanding share of Arbios-Delaware common stock held by Arbios-Nevada will be retired and canceled and will resume the status of authorized and unissued Arbios-Delaware stock; and

Each outstanding option and warrant to purchase shares of our common stock will be deemed to be an option or warrant to purchase the same number of shares of Arbios-Delaware common stock, with no change in the exercise price or other terms or provisions of the option or warrant.

Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales through a broker, or otherwise, of shares of Arbios-Delaware stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Arbios-Delaware, and if you do so, it will be at your own cost.

The reincorporation will not cause a change in our name, which will remain “Arbios Systems, Inc.” The reincorporation also will not effect any change in our business, management or operations or the location of our principal executive office. On effectiveness of the reincorporation, our directors and officers will become all of the officers and directors of Arbios-Delaware, all of our employee benefit and stock option plans will become Arbios-Delaware plans, and each option or right issued under such plans will automatically be converted into an option or right to purchase the same number of shares of Arbios-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. Stockholders should note that approval of the reincorporation will also constitute approval of these plans continuing as plans of Arbios-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by Arbios-Delaware upon the terms and subject to the conditions currently in effect. We believe that the reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Arbios-Delaware.

Other than receipt of stockholder approval, there are no federal or state regulatory requirements or approvals that must be obtained in order for us to consummate the reincorporation.

Securities Act Consequences

The shares of Arbios-Delaware common stock to be issued upon conversion of shares of our common stock in the reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act (the “Rule”), which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the SEC to the effect that effective certain changes in the redomiciled corporation’s charter or bylaws in connection with the reincorporation that otherwise could be made only with the approval of stockholders does not render the Rule inapplicable. After the reincorporation, Arbios-Delaware will be a publicly held company, Arbios-Delaware common stock will continue to be qualified for trading on the Nasdaq Bulletin Board for Over-the-Counter traded securities, and Arbios-Delaware will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

Holders of shares of our common stock that are freely tradable before the reincorporation will continue to have freely tradable shares of Arbios-Delaware common stock. Stockholders holding so-called restricted shares of our common stock will have shares of Arbios-Delaware common stock that are subject to the same restrictions on transfer as those to which their shares of our common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Arbios-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Arbios-Delaware common stock on the date they acquired their shares of common stock of Arbios-Nevada.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the reincorporation that are applicable to you as a stockholder. It is based on the Internal Revenue Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the reincorporation. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of our shares as part of a hedge, straddle or conversion transaction; a person that does not hold our shares as a capital asset at the time of the reincorporation; or an entity taxable as a partnership for U.S. federal income tax purposes. The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the reincorporation or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the reincorporation to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

It is intended that the reincorporation qualify as a “reorganization” under Section 368(a) of the Code. As a “reorganization,” it is expected that the reincorporation will have the following U.S. federal income tax consequences:

•	Neither Arbios-Nevada nor Arbios-Delaware will recognize any gain or loss from the reincorporation;

•	An Arbios-Nevada stockholder will not recognize any gain or loss as a result of the receipt of Arbios-Delaware shares in exchange for such stockholder’s Arbios-Nevada shares in the reincorporation;

•
An Arbios-Nevada stockholder’s aggregate tax basis in the Arbios-Delaware shares received in the reincorporation will equal such stockholder’s aggregate tax basis in the Arbios-Nevada shares held immediately before the reincorporation; and

•	An Arbios-Nevada stockholder’s tax holding period for Arbios-Delaware shares received in the reincorporation will include the period during which such stockholder held Arbios-Nevada shares.

Comparison of Certain Rights of Stockholders Under Nevada and Delaware Law

Arbios-Nevada currently is a Nevada corporation and, as such, the rights of its stockholders are governed by the Nevada Business Corporation Act, codified in the Nevada Revised Statutes (the “NRS”), and by the Articles of Incorporation and Bylaws of Arbios-Nevada (the “Arbios-Nevada Articles” and “Arbios-Nevada Bylaws,” respectively). Upon completion of the reincorporation, the stockholders of Arbios-Nevada will become stockholders of Arbios-Delaware and their rights will be governed by the Delaware General Corporation Law (the “DGCL”) and by the Arbios-Delaware Certificate of Incorporation and ByLaws (the “Arbios-Delaware Certificate” and “Arbios-Delaware Bylaws,” respectively), which differ in some important respects from the NRS and the Arbios-Nevada Articles and Arbios-Nevada Bylaws.

The following comparison of the DGCL and the Arbios-Delaware Certificate and Arbios-Delaware Bylaws with the NRS and the Arbios-Nevada Articles and Arbios-Nevada Bylaws summarizes the important differences, but is not intended to list all differences.

Business Combinations

Generally, under the DGCL and the NRS, the approval by the affirmative vote of the holders of a majority of the outstanding stock (or, if the certificate or articles of incorporation, as the case may be, provides for more or less than one vote per share, a majority of the votes of the outstanding stock) of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange of all or substantially all the corporation’s assets to be consummated. Neither the Arbios-Delaware Certificate nor the Arbios-Nevada Articles provides for any different required vote.

State Takeover Legislation

DGCL Section 203 (the “Delaware Business Combination Law”), in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

•	prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

•
at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders’ meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

The term “business combination” is defined to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof, a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution) of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; certain transactions that would increase the interested stockholder’s proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, an “interested stockholder” is any person who is the owner of 15% or more of the outstanding voting stock (or, in the case of a corporation with classes of voting stock with disparate voting power, 15% or more of the voting power of the outstanding voting stock) of the corporation, and the affiliates and associates of such person. The term “owner” is broadly defined to include any person that individually or with or through such person’s affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

The restrictions of the Delaware Business Combination Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to the Delaware Business Combination Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or authorized for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders. The Arbios-Delaware Certificate and the Arbios-Delaware Bylaws do not opt out of the Delaware Business Combination Law.

Nevada law prevents an “interested stockholder” and a Nevada corporation from entering into a “combination”, unless certain conditions are met. A “combination” means any merger or consolidation with an “interested stockholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested stockholder” having: (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of a corporation; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of a corporation; or (iii) representing 10% or more of the earning power or net income of the corporation. An “interested stockholder” means a person or entity holding the beneficial ownership of 10% or more of the outstanding voting shares of a corporation, or an affiliate or associate thereof. A corporation may not engage in a combination within three years after the interested stockholder acquires his shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the greater of (i) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher, (ii) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher, or (iii) if higher for the holders of preferred stock, the highest liquidation value of the preferred stock. Nevada law does not require a tender offer or to file a registration statement or information statement with the state of Nevada.

The restrictions of Nevada law relating to combinations with interested stockholders do not apply to corporations that have elected, in the manner provided therein, not to be subject to the relevant sections of Nevada law or, with certain exceptions, which do not have a class of voting stock registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act. The Arbios-Nevada Articles and Arbios-Nevada Bylaws do not opt out of the Nevada laws relating to combinations with interested stockholders.

Appraisal Rights

Under the DGCL, except as otherwise provided by the DGCL, stockholders of a constituent corporation in a merger or consolidation have the right to demand and receive payment of the fair value of their stock in a merger or consolidation. However, except as otherwise provided by the DGCL, stockholders do not have appraisal rights in a merger or consolidation if, among other things, their shares are:

•	listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (the “NASD”); or

•	held of record by more than 2,000 stockholders;

and, in each case, the consideration such stockholders receive for their shares in a merger or consolidation consists solely of:

•	shares of stock of the corporation surviving or resulting from such merger or consolidation;

•
shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;

•	cash in lieu of fractional shares of the corporations described in the two immediately preceding bullet points; or

•	any combination of shares of stock and cash in lieu of fractional shares described in the three immediately preceding bullet points.

A stockholder of a Nevada corporation, with certain exceptions, has the right to dissent from, and to obtain payment of the fair value of his shares in the event of:

•	consummation of a plan of merger to which the corporation is a party and to which such stockholder would have had a right to vote;

•	consummation of a plan of exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan; and

•
any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

The NRS provide that unless a corporation’s articles of incorporation provide otherwise, which the Arbios-Nevada Articles do not, a stockholder does not have dissenters’ rights with respect to a plan of merger or share exchange if the shares held by the stockholder are either listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the NASD, or held of record by 2,000 or more stockholders. A stockholder of record of a Nevada corporation may assert dissenter’s rights as to less than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. In such event, the stockholder’s rights shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. As discussed under “Dissenter’s Rights of Appraisal,” below, the NRS affords Arbios-Nevada stockholders dissenters’ right in connection with the reincorporation.

Amendments to Charter

Under the DGCL, unless a corporation’s certificate of incorporation requires a greater vote, a proposed amendment to the certificate of incorporation requires an affirmative vote of a majority of the voting power of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon. The Arbios-Delaware Certificate does not require a greater vote. The approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required under the DGCL to approve a proposed amendment to a corporation’s certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class (except as provided in the last sentence of this paragraph), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. For this purpose, if a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote as a separate class on the amendment. Accordingly, a proposed amendment the adverse effect of which on the powers, preferences or special rights of any series of common stock does not differ from its adverse effect on the powers, preferences or special rights of any other series of common stock would not entitle such series to vote as a class separately from the other series of common stock. The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares of such class outstanding) by the requisite vote described above if so provided in the original certificate of incorporation or in any amendment thereto that created such class of stock or that was adopted prior to the issuance of any shares of such class, or in an amendment authorized by a majority vote of the holders of shares of such class.

An amendment to a Nevada corporation’s articles of incorporation must be approved by the corporation’s stockholders. Under the NRS, unless a corporation’s articles of incorporation require a greater vote, an amendment to a Nevada corporation’s articles of incorporation must generally be approved by a majority of the votes entitled to be cast on the amendment. If such amendments would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the shares of such class or series, a majority of the outstanding stock of such class or series would also have to approve the amendment. The Arbios-Nevada Articles do not include any provision requiring greater than a majority of votes to amend them.

Amendments to Bylaws

Under the DGCL, the power to adopt, alter and repeal bylaws of a corporation is vested in its stockholders, except to the extent that a corporation’s certificate of incorporation vests concurrent power in the board of directors or the bylaws state otherwise. The Arbios-Delaware Certificate provides that the board of directors has the power to make and to alter or amend the Arbios-Delaware Bylaws. The Arbios-Delaware Bylaws provide that they may be amended by the stockholders of Arbios-Delaware, or by the Arbios-Delaware Board of Directors at any meeting by a majority vote of the full Arbios-Delaware Board of Directors or by a consent in writing signed by the entire Arbios-Delaware Board of Directors.

Under the NRS, except as otherwise provided in a corporation’s certificate of incorporation, bylaws may be amended, repealed or adopted by the board of directors. The Arbios-Nevada Articles do not provide otherwise.

No Preemptive Rights

Under the DGCL, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Arbios-Delaware Certificate does not provide for preemptive rights.

Under the NRS, unless otherwise provided in the articles of incorporation, stockholders do not have preemptive rights. The Arbios-Nevada Articles specifically state that stockholders have no preemptive rights.

Duration of Proxies

Under the DGCL, no proxy is valid more than three years after its date unless otherwise provided in the proxy. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

Under the NRS, no proxy will be valid for more than six months after its creation unless the stockholder specifies in the proxy the length of time that it will be valid, which may not exceed seven years from the date of its creation.

Stockholder Action

Under both the DGCL and the NRS, unless otherwise provided in a corporation’s certificate of incorporation any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent or consents setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon such action were present and voted. Neither the Arbios-Delaware Certificate nor the Arbios-Nevada Articles provides otherwise.

Under both the NRS and DGCL, directors of a corporation are generally elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders’ meeting at which a quorum is present. With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the statute or the corporation’s articles or certificate of incorporation, if a quorum exists, action on any matter is generally approved by the stockholders if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast opposing the action. In the case of a merger, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is required under both the NRS and the DGCL.

Neither the Arbios-Nevada Articles nor the Arbios-Nevada Bylaws include a provision requiring a greater vote on any matter than required by the NRS.

Under both the NRS and the DGCL, unless otherwise provided in a corporation’s articles or certificate of incorporation or bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders. Neither the Arbios-Nevada Articles nor Arbios-Nevada Bylaws provides for a different quorum requirement. The Arbios-Delaware Certificate and the Arbios-Delaware Bylaws also do not provide for a different quorum requirement.

Nomination Procedures and Stockholder Proposals

Neither the DGCL nor the NRS provides procedures for the nomination for election of directors by stockholders or the submission of other stockholder proposals at an annual or special meeting of stockholders.

The Arbios-Nevada Bylaws provide no procedures for stockholders to nominate individuals for election as directors. The Arbios-Delaware Bylaws require that nominations (other than by the Board of Directors or a nominating committee) for the election of directors at a meeting of stockholders must be made by written notice, delivered or mailed by first class mail, to Arbios-Delaware not less than 120 days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders or if Arbios-Delaware did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than 30 days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date on which public notice of the date of such annual meeting is first made.

Special Stockholder Meetings

The DGCL provides that a special meeting of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The Arbios-Delaware Bylaws provide that a special meeting of stockholders be called by the Board of Directors or the Chairman of the Board or the Chief Executive Officer of Arbios-Delaware. The DGCL and the Arbios-Delaware Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than ten days nor more than 60 days before the meeting. The notice must state the place, day, hour and purpose of the meeting.

The NRS provide that, unless a corporation’s articles of incorporation or bylaws provide otherwise, the entire board of directors, any two directors or the president may call annual or special meetings of the stockholders or directors. The Arbios-Nevada Bylaws provide that a special meeting of stockholders may be called by the Board of Directors or the Chairman of the Board or the President of Arbios-Nevada, or by one or more stockholders entitled to cast not less than 10% of the votes entitled to be cast at the special meeting. The NRS and the Arbios-Nevada Bylaws require that a notice of stockholders meeting be delivered to stockholders not less than ten days nor more than 60 days before the meeting. The notice must state the place, day, hour and the general nature of the business to be transacted.

Stockholder Inspection of Books and Records

Under the DGCL, any stockholder may, upon five days written demand, inspect, in person or by agent or attorney, the stockholder ledger or other record of stockholders during usual business hours. The written demand must be under oath and state the purpose of such an inspection. The stockholder may, unless denied for cause, copy such records. The DGCL also allows stockholders, by the same written demand, to inspect the corporation’s other books and records.

Pursuant to the NRS, a stockholder of record for at least six months immediately preceding his demand, or any person holding at least 5% of all outstanding shares, or authorized in writing by at least 5% of all outstanding shares, is entitled to inspect a list of the names of the corporation’s stockholders during usual business hours, if the stockholder gives at least five business days’ prior written notice to the corporation. The stockholders may also copy such records. The NRS also permit stockholders of record (combined or individually) of 15% or more of the outstanding stock, upon 5 days written demand, the right to inspect during normal business hours, the books and financial records of the corporation, to make extracts therefrom and to conduct an audit of such records. This right may not be limited by a corporation’s bylaws or articles of incorporation. The NRS also provide that a corporation may deny any demand for inspection if the stockholder refuses to furnish the corporation with an affidavit that such inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that such stockholder has not previously sold or offered for sale any list of stockholders of the corporation or any other corporation. The NRS also provide that the corporation may charge to recover costs of copying of providing any such records.

Cumulative Voting

Under both the DGCL and the NRS, a corporation’s certificate of incorporation or articles of incorporation, as the case may be, may provide that at all elections of directors, or at elections held under specified circumstances, each stockholder is entitled to cumulate such stockholder’s votes. Neither the Arbios-Delaware Certificate nor the Arbios-Nevada Articles provide for cumulative voting for the election of directors.

Size of the Board of Directors and No Classification of the Arbios-Delaware Board

The DGCL permits the certificate of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. However, if the certificate of incorporation contains provisions fixing the number of directors, such number may not be changed without amending the certificate of incorporation. The DGCL permits the certificate of incorporation of a corporation or a bylaw adopted by the stockholders to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. The Arbios-Delaware Certificate and Arbios-Delaware Bylaws do not provide for a classified board. The DGCL also permits the certificate of incorporation to confer upon holders of any class or series of stock the right to elect one or more directors to serve for such terms and have such voting powers as are stated in the certificate of incorporation. The terms of office and voting powers of directors so elected may be greater or less than those of any other director or class of directors. No such provisions are contained in the Arbios-Delaware Certificate. The Arbios-Delaware Bylaws provide for a Board of Directors of not less than three nor more than eleven members, to be elected for a one-year term. Within this range, the exact number of directors may be fixed from time to time by resolution of the Arbios-Delaware Board of Directors.

The NRS permits the articles of incorporation or the bylaws of a corporation to contain provisions governing the number and terms of directors. The Arbios-Nevada Bylaws provide for an Arbios-Nevada board of directors of not less than two nor more than nine members, to be elected for a one-year term. Within this range, the exact number of directors may be fixed from time to time by resolution of the Arbios-Nevada Board of Directors. The NRS provide that a corporation’s board of directors may be divided into various classes with staggered terms of office. The Arbios-Nevada Articles and Arbios-Nevada Bylaws do not provide for a classified board.

Removal of Directors and Filling Vacancies

The DGCL provides that all vacancies on the board of directors, including vacancies caused by an increase in the number of authorized directors, may be filled by the board of directors, unless otherwise provided in the certificate of incorporation or bylaws. Neither the Arbios-Delaware Certificate nor the Arbios-Delaware Bylaws alters this provision.

The NRS provide that vacancies on the board of directors, including vacancies caused by an increase in the number of authorized directors, may be filled by a majority of the remaining directors, even if they are less than a quorum, unless otherwise provided in the articles of incorporation. The Arbios-Nevada Articles do not alter this provision.

The DGCL provides that a director or directors may be removed with or without cause by the holders of a majority in voting power of the shares then entitled to vote at an election of directors, except that (a) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (b) in the case of a corporation having cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or of the class of directors of which such director is a part.

The NRS provides that any director may be removed from office by the vote of stockholders holding not less than two-thirds of the issued and outstanding stock entitled to vote. Stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Arbios-Nevada Articles do not include such a provision.

Vacancies

Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation or the bylaws, vacancies on a board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, provided that, in the case of a classified board of directors, such vacancies and newly created directorships may be filled by a majority of the directors elected by such class or by the sole remaining director so elected. In the case of a classified board of directors, directors elected to fill vacancies or newly created directorships shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been duly elected and qualified. In addition, if, at the time of the filling of any such vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.

The Arbios-Delaware Bylaws provide that any vacancies on the Board of Directors caused by death, resignation, removal or otherwise and newly created directorships resulting from an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. The Arbios-Delaware Bylaws also provide that any directors chosen to fill a vacancy on the Board of Directors or newly created directorship will serve for the remainder of the full term of the class for which such director was chosen and until his successor shall be duly elected and shall have qualified.

The NRS provide that a vacancy on the board of directors of a corporation may generally be filled by the affirmative vote of a majority of the remaining directors, though constituting less than a quorum of the board of directors, unless the articles of incorporation provide otherwise. The Arbios-Nevada Articles do not alter this provision.

Indemnification of Directors and Officers

The DGCL generally permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Such determination shall be made, in the case of an individual who is a director or officer at the time of such determination:

•	by a majority of the disinterested directors, even though less than a quorum;

•	by a committee of such directors designated by a majority vote of such directors, even though less than a quorum;

•	by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or

•	by a majority vote of the stockholders, at a meeting at which a quorum is present.

Without court approval, however, no indemnification may be made in respect of any derivative action in which such individual is adjudged liable to the corporation.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.

Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are non-exclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by by-law, agreement, vote of stockholders, disinterested directors or otherwise.

The Arbios-Delaware Certificate provides that Arbios-Delaware shall have the power to indemnify directors, officers, employees and agents of Arbios-Delaware to the fullest extent permitted by Section 145 of the DGCL. The Arbios-Delaware Bylaws provides that Arbios-Delaware officers and directors shall be indemnified to the fullest extent permitted by applicable law, and that Arbios-Delaware shall pay the expenses incurred in defending any proceeding in advance of its final disposition. Payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

Under the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), investigations, whether civil or administrative or criminal in nature, if they acted in good faith on behalf of the corporation and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Similar standards are applicable in derivative actions, except that indemnification may be made only for (a) reasonable expenses (including attorneys’ fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The NRS provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses. Generally, the termination of any action, suit or proceeding by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best intent of the corporation, and with respect to a criminal investigation, or action, he had reasonable cause to believe that his conduct was lawful. If a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or stockholders of the corporation have determined that the persons are not entitled to indemnification.

In addition, under the NRS expenses incurred by an officer or director in connection with a proceeding may be paid by the corporation in advance of the final disposition, upon receipt of an undertaking by such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation.

The Arbios-Nevada Articles provide that Arbios-Nevada officers and directors shall be indemnified to the fullest extent permitted by the General Corporation Law of Nevada, and that Arbios-Nevada shall pay the expenses incurred in defending any proceeding in advance of its final disposition; provided, however that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon the receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

The NRS, the DGCL and the respective Bylaws of Arbios-Delaware and Arbios-Nevada may permit indemnification for liabilities arising under the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”). The Board of Directors of both Arbios-Nevada and Arbios-Delaware herein has been advised that, in the opinion of the SEC, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable absent a decision to the contrary by a court of appropriate jurisdiction.

Limitation of Personal Liability of Directors

The DGCL provides that a corporation’s certificate of incorporation may include a provision limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. However, no such provision can eliminate or limit the liability of a director for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;

•	violation of certain provisions of the DGCL;

•	any transaction from which the director derived an improper personal benefit; or

•	any act or omission prior to the adoption of such a provision in the certificate of incorporation.

The Arbios-Delaware Certificate provides that a director of Arbios-Delaware shall not be personally liable to Arbios-Delaware or any of its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent provided by applicable law for the actions described above.

The NRS allow a corporation to provide in its articles of incorporation that a director or officer will not be personally liable for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director or officer, except that such provision must not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Section 78.300 of the NRS. The Arbios-Nevada Articles contain such a provision.

Derivative Actions

Under each of the Nevada Rules of Civil Procedure (the “Nevada Rules”) and the DGCL, a person may not bring a derivative action unless the person was a stockholder of the corporation at the time of the challenged transaction or unless the person acquired the shares by operation of law from a person who was a stockholder at such time. The Nevada Rules and Rule 23.1 of the Delaware Court of Chancery Rules also provide that a complaint in a derivative proceeding must be verified and must allege with particularity the efforts, if any, made by the plaintiff to obtain the desired action, and the reasons for his failure to obtain the action he desires or for not making the effort. The Nevada Rules also provide that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of stockholders. The NRS and the Delaware Court of Chancery Rules also provide that an action shall not be dismissed or compromised without the approval of the court having jurisdiction of the action.

Distributions and Redemptions

Under the DGCL, unless otherwise restricted in its certificate of incorporation, a corporation may only pay dividends out of surplus or net profit. Additionally, under the DGCL, a corporation may not redeem any shares if such redemption would cause an impairment of its capital. The Arbios-Delaware Certificate does not otherwise restrict the right to pay dividends or redeem shares.

A Nevada corporation may make distributions to its stockholders as long as, after giving effect to such distribution (a) the corporation would be able to pay its debts as they become due in the usual course of business and (b) the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise, which the Arbios-Nevada Articles do not) the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Such determinations may be made by the board of directors based on financial statements, fair market valuation or any other reasonable method. Under the NRS, a corporation’s redemption of its own capital stock is subject to the same restrictions as apply to a distribution.

Loans to Directors and Officers

Under the DGCL, a corporation may lend money to, or guarantee any obligation of, an officer, including an officer who is a director, when it is deemed, in the judgment of the board of directors, to be reasonably expected to benefit the corporation.

Under the NRS, a corporation may make a loan or guaranty to directors or officers if (a) the financial interest is known or disclosed to the board of directors or committee and noted in the minutes, and the board or committee authorizes the transaction in good faith by a majority vote sufficient for the purpose without counting the vote of the interested director; (b) the financial interest is known or disclosed to the stockholders, and the stockholders authorize the transaction by a vote of stockholders holding a majority of the voting power; or (c) the transaction is fair to the corporation at the time it is authorized or approved.

The foregoing summary does not purport to be a complete statement of the respective rights of holders of Arbios-Delaware common stock and of our common stock, and is qualified in its entirety by reference to the DGCL and the NRS, respectively, and to the Arbios-Delaware Certificate and Arbios-Delaware Bylaws and the Arbios-Nevada Articles and Arbios-Nevada Bylaws.

Franchise Taxes

All corporations doing business in Nevada, regardless of capitalization, are required to pay an annual flat fee of $100 to obtain a business license. Nevada imposes no franchise tax or similar fee on Nevada corporations. After the reincorporation, we will be required to pay annual franchise taxes to Delaware based on a formula involving the number of our authorized shares, or the value of our assets, whichever would result in a lesser tax. If the reincorporation had been effected as of January 1 of this year, we estimate that Arbios-Delaware would have paid annual franchise taxes for 2005 of approximately $3,000. We will pay a pro rata share of the annual Delaware franchise tax for 2005 if the reincorporation is approved and effected, based upon the effective date of the reincorporation.

The Merger Agreement

The following is only a summary of the material provisions of the Merger Agreement between Arbios-Nevada and Arbios-Delaware and is not complete. The Merger Agreement is attached to this Proxy Statement as Appendix E. Please read the Merger Agreement in its entirety.

General

The Merger Agreement provides that, subject to the approval and adoption of the Merger Agreement by the stockholders of Arbios-Nevada and the authority of the Board of Directors of Arbios-Nevada (and Arbios-Delaware) to abandon the merger:

•	Arbios-Nevada will merge with and into Arbios-Delaware; and

•	Arbios-Nevada will cease to exist and Arbios-Delaware will continue as the surviving corporation.

As a result of the merger, and as of the effective time of the merger, Arbios-Delaware will succeed to and assume all rights and obligations of Arbios-Nevada, in accordance with Delaware law.

Effective Time

The Merger Agreement provides that, subject to the approval of the stockholders of Arbios-Nevada, the merger will be consummated by the filing of articles of merger and any other appropriate documents, in accordance with the relevant provisions of the NRS and the DGCL, with the Secretaries of State of the States of Nevada and Delaware.

Merger Consideration

Upon consummation of the merger, each outstanding share of our common stock (except shares as to which dissenters’ rights have been properly exercised) will be converted into the right to receive one share of Arbios-Delaware common stock. The shares of Arbios-Nevada common stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist. Each holder of a certificate representing shares of Arbios-Nevada common stock immediately prior to the merger will cease to have any rights with respect to such certificate, except the right to receive shares of Arbios-Delaware common stock upon surrender of such certificate.

Treatment of Stock Options and Warrants

Under the terms of the Merger Agreement, upon consummation of the merger each outstanding option to purchase a share of our common stock will be deemed to constitute an option to purchase one share of Arbios-Delaware common stock at an exercise price per full share equal to the stated exercise price and each outstanding warrant to purchase a share of our common stock will be deemed to constitute a warrant to purchase one share of Arbios-Delaware common stock at an exercise price per full share equal to the stated exercise price.

Under the Merger Agreement, Arbios-Delaware will assume Arbios-Nevada’s stock option plans, including its 2005 Stock Incentive Plan (assuming it approved at the Annual Meeting), which following the reincorporation will be used by Arbios-Delaware to make awards to directors, officers, and employees of Abios-Delaware and others as permitted in the Plans.

Directors and Officers

The Merger Agreement provides that the board of directors of Arbios-Delaware from and after the merger will consist of the directors of Arbios-Nevada immediately prior to the merger. The Merger Agreement further provides that the officers of Arbios-Delaware from and after the merger will be the officers of Arbios-Nevada immediately prior to the merger.

Articles of Incorporation and Bylaws

The Merger Agreement provides that the Arbios-Delaware Articles of Incorporation in effect immediately before the merger will be the articles of incorporation of the surviving corporation, and the bylaws of Arbios-Delaware Bylaws in effect immediately before the merger will be the bylaws of the surviving corporation until later amended in accordance with Delaware law.

Conditions to the Merger

The obligations of Arbios-Nevada and Arbios-Delaware to consummate the merger are subject to the satisfaction or waiver of the conditions that the Merger Agreement and merger shall have been approved and adopted by the stockholders of Arbios-Nevada.

Abandonment of the Merger

Notwithstanding stockholder approval of the Merger Agreement and the merger, the Board of Directors of Arbios-Nevada may elect to abandon the merger as permitted under the NRS.

Effect of the Reincorporation on Stock Certificates

The reincorporation will not have any effect on the transferability of outstanding stock certificates representing our common stock. The reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates, as those stock certificates should be carefully preserved by you.

Dissenters’ Rights of Appraisal

YOU HEREBY GIVEN NOTICE THAT YOU HAVE THE RIGHT TO DISSENT FROM THE REINCORPORATION AND OBTAIN CASH PAYMENT FOR THE “FAIR VALUE” OF YOUR SHARES, AS DETERMINED IN ACCORDANCE WITH THE NRS. Set forth below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Appendix H to this Proxy Statement. This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada Law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

•
before the effective date of the reincorporation, deliver written notice to Arbios Systems, Inc., 8797 Beverly Boulevard, Suite 206, Los Angeles, California 90048, Attention: Corporate Secretary, stating that you intend to demand payment for your shares if the reincorporation is completed; and

•	not vote your shares in favor of the reincorporation, either by proxy or in person.

A vote against the reincorporation will not be deemed to satisfy the written notice requirement, above. Failure to vote against the reincorporation will not constitute a waiver of dissenters’ rights.

If you satisfy the conditions for exercising your dissenters’ rights, we will send you a written dissenter’s notice within 10 days after the reincorporation is effective. This dissenter’s notice will:

•	specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•	inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

•
supply a form of payment demand that includes the date the reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•	set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters’ notice is delivered; and

•	provide you a copy of Nevada’s dissenters’ rights statute.

After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

•	demand payment either through the delivery of the payment demand form to be provided or other comparable means;

•	certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and

•	deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

Failure to demand payment in the proper form or deposit your certificates as described in the dissenter’s notice will terminate your right to receive payment for your shares pursuant to Nevada’s dissenters’ rights statute. Your rights as a stockholder will continue until those rights are canceled or modified by the completion of the reincorporation.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the reincorporation until the date of payment). The payment will be accompanied by:

•
our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•	an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•	information regarding your right to challenge the estimated fair value; and

•	a copy of Nevada’s dissenters’ rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your and our estimate or reject our offer pursuant to NRS Section 92A.470 and demand payment of your estimate in full. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Carson City, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•	the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

•	the fair value, plus accrued interest, of the after-acquired shares for which we elected to withhold payment pursuant to NRS Section 92A.470.

Arbios will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided, as the court considers equitable.

Failure to follow the steps required by NRS Sections 92A.400 through 92A.500 for perfecting dissenters’ rights may result in the loss of such rights. If dissenters’ rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the plan of merger. In view of the complexity of the provisions of Nevada’s dissenters’ rights statute, if you are considering objecting to the reincorporation you should consult your own legal advisor.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE REINCORPORATION.

PROPOSAL V

RATIFICATION OF APPOINTMENT OF  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

On January 27, 2004, our Board of Directors dismissed our former independent accountants, Williams & Webster, P.S. (“Williams”). Williams’ report on our financial statements for the two years prior to their dismissal did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph relating to our ability to continue as a going concern.

During the two fiscal years prior to Williams’ dismissal, we also had no disagreements with Williams, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Williams’ satisfaction, would have caused Williams to make reference to the subject matter of the disagreement in connection with its report. Williams also did not advise the Company of any of the events requiring reporting in a Form 8-K under Item 304(a)(iv)(B).

On January 27, 2004, our Board of Directors appointed Stonefield Josephson, Inc. (“Stonefield”) to serve as our independent accountants to audit our financial statements for the year ending December 31, 2003. Stonefield audited the financial statements of our Arbios Technologies, Inc. subsidiary for the fiscal year ended December 31, 2002. Prior to Stonefield’s appointment, we did not consult with Stonefield regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements prior to the engagement.

Accounting Fees

Aggregate fees billed to us by Williams for professional services rendered with respect to fiscal 2003 and by Stonefield for professional services rendered with respect to fiscal 2004 were as follows:

	2003	2004
Audit Fees	$7,951	$52,769
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees
Total	$7,951	$52,769

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that the Company paid for professional services for the audit of our consolidated financial statements included in our Form 10K-SB and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

All of the audit-related services and other services described in the above table for fiscal 2004 were approved by our Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by Stonefield. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Audit Committee delegated such authority to the Chairman of the Audit Committee.

Stockholder Ratification of the Appointment of Stonefield.

The Audit Committee of the Board of Directors has appointed Stonefield to serve as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2005. We are not required to seek stockholder approval for the appointment of our independent accountants; however, the Audit Committee believes it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider its appointment of Stonefield. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Stonefield will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder of the Company intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next annual meeting of stockholders to be held in 2006 must be received by us on or before February 2, 2006. Notice of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after February 2, 2006. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the 2006 Proxy Statement. All proposals described in this paragraph should be sent to Arbios Systems, Inc., 8797 Beverly Boulevard, Suite 206, Los Angeles, California 90048, Attention: Corporate Secretary.

OTHER MATTERS

Expenses of Solicitation

The Company will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or email. Such persons will not be compensated separately for these solicitation activities.

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

A copy of our Annual Report on Form 10-KSB, without exhibits, for the year ended December 31, 2004 that we filed with the SEC accompanies this Proxy Statement. Copies of the Form 10-KSB exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: Arbios Systems, Inc. 8797 Beverly Boulevard, Suite 206, Los Angeles, California 90048, Attention: Corporate Secretary.

By Order of the Board of Directors

June 2, 2005	/s/ Scott L. Hayashi
Corporate Secretary

APPENDIX A

ARBIOS SYSTEMS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

Adopted by the Board of Directors on March 24, 2005

I.  Audit Committee Purpose.

The Audit Committee of the Board of Directors of Arbios Systems, Inc. (the “Company”) is established by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities relating to:

1.	The integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

2.	The independence and performance of the Company’s independent registered public accounting firm.

3.	The Company’s compliance with applicable legal and regulatory requirements.

II.  Outside Advisors and Funding.

The Audit Committee has authority to conduct any investigation it deems necessary or appropriate to fulfilling its responsibilities, and it has direct access to the Company’s independent registered public accounting firm, as well as all Company personnel. The Audit Committee has the authority to retain, at the Company’s expense, legal, accounting, and other consultants or experts it deems necessary in the performance of its duties. The Audit Committee also has the authority to determine what is appropriate funding for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company/

2.	Compensation to any advisors employed by the Audit Committee.

3.	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

4.	The Company shall provide funding for such compensation and expenses as the Audit Committee determines is appropriate.

III.  Audit Committee Composition and Meetings.

Audit Committee members shall be appointed by, and any vacancies among such members shall be filled by, the Board of Directors in accordance with the Bylaws of the Company. Audit Committee members must satisfy the independence, experience and financial expertise requirements referred to below. The Board of Directors shall elect a Chair of the Audit Committee. Directors’ fees are the only compensation that an Audit Committee member may receive from the Company.

The Audit Committee shall be comprised of at least two independent directors, each of whom, as determined by the Board of Directors, shall satisfy all applicable independence, experience and financial expertise requirements of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and of any applicable exchange or inter-dealer quotation system on which the Company’s stock is then listed. All Audit Committee members must be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Audit Committee must be an “audit committee financial expert,” as that term is defined in Item 401 of the Securities and Exchange Commission’s (“SEC”) Regulation S-K.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare an agenda in advance of each meeting. The Committee should meet privately in separate executive session at least annually with management, the independent registered public accounting firm, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Audit Committee shall maintain minutes of its meetings and shall make regular reports to the Board of Directors.

IV.  Audit Committee Responsibilities and Duties.

The Audit Committee’s primary duties and responsibilities are to:

Review Procedures

1.
Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval. The Audit Committee shall submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.
Review the Company’s annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm prior to filing or distribution. This review should include review of the Company’s disclosures in the annual or quarterly report, significant issues and judgments regarding accounting and auditing principles and practices (including any changes to the Company’s accounting principles) and a review of any transactions as to which management received a report from the independent registered public accounting firm regarding the accounting principles to be applied to such transactions. Following this review, the Audit Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K. The Audit Committee shall also annually prepare a report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement, if necessary.

3.
Review the Company’s internal controls, including any significant deficiencies in internal controls and any significant changes in such controls reported to the Audit Committee by the independent registered public accounting firm, an internal auditor or management, and review the Company’s disclosure controls and procedures. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.

4.
Discuss with management the Company’s earnings press releases and corporate policies with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies.

5.	Review stock exchange or inter-dealer quotation system correspondence, proxy statement disclosures and other filings relating to the Audit Committee or its activities.

6.
Review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with the certification obligations required by the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

7.	Interview and approve candidates for the Chief Financial Officer position.

Independent registered public accounting firm

8.
The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing and issuing an audit report or related work. In this regard, the Audit Committee shall appoint and retain, compensate, evaluate, and terminate when appropriate, the independent registered public accounting firm, who shall report directly to the Audit Committee. The Audit Committee shall pre-approve all audit engagement fees and terms and pre-approve any other significant compensation to be paid to the independent registered public accounting firm. The Audit Committee shall review annually with the Company’s independent registered public accounting firm and management the scope and general extent of the proposed audit, and the audit procedures to be utilized. The Audit Committee shall also approve the retention of the independent registered public accounting firm for any non-audit service and the fee for such service.

9.
Review at least annually and discuss with the independent registered public accounting firm the auditors’ report regarding its independence. This review includes ensuring that any relevant matters relating to the independent registered public accounting firm’ objectivity and independence are discussed, and, if required, making recommendations to the Board of Directors regarding appropriate action to address the Company’s independent registered public accounting firm’ independence. The Audit Committee shall also review and oversee the experience and qualifications of the senior members of the independent registered public accounting firm’ team and the quality control procedures of the independent registered public accounting firm.

10.	Establish policies for hiring employees and former employees of the independent registered public accounting firm.

11.
Review with the independent registered public accounting firm the results of the annual audit examination and any issues the auditor may have encountered in the course of its audit work and management’s response. This review should include, among other things, any management letter, any restrictions on the scope of activities or access to required information, and changes required in the planned scope of the audit.

12.
Review any and all reports to management by the Company’s independent registered public accounting firm, including management’s responses thereto, if any, including reports mandated by Section 10A of the Securities Exchange Act of 1934, and obtain from the Company’s independent registered public accounting firm any information with respect to illegal acts in accordance with Section 10A.

Other Audit Committee Responsibilities

13.
In accordance with the Company’s Code of Business Conduct and Ethics, establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

14.
Review with the Company’s counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

15.	Review candidates for the positions of chief financial officer and controller of the Company.

16.
Review the Audit Committee’s own performance annually and perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the Audit Committee’s duty to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company’s independent registered public accounting firm. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

APPENDIX B

Arbios Systems, Inc.
Nominating and Corporate Governance Committee Charter

A.	Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

•	Identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board;

•	Select, or recommend for the Board’s selection, the director nominees for each annual meeting of shareholders;

•	Develop and recommend to the Board a set of corporate governance principles applicable to the Company;

•	Oversee the annual evaluation of the Board and Company management; and

•	Perform such other actions within the scope of this Charter as the Nominating and Corporate Governance Committee deems necessary or advisable.

B.	Structure and Membership

1.	Number. The Nominating and Corporate Governance Committee shall consist of at least two members of the Board of Directors, as the Board shall from time to time determine.

2.
Independence. Each member of the Nominating and Corporate Governance Committee shall be an independent director. To be considered independent such committee member must not have a material relationship with the Company in the judgment of the Board of Directors.

3.	Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5.
Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C.	Authority and Responsibilities

1.
Selection of Director Nominees. Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.

2.
Criteria for Selecting Directors. The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall use such criteria and the principles set forth in such Guidelines to guide its director selection process.

B-1

3.
Corporate Governance Guidelines. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

4.
Self-Evaluation and Evaluation of the Board. The Nominating and Corporate Governance Committee shall be responsible for overseeing from time to time as it deems appropriate, a self-evaluation of the Committee and an evaluation of the Board to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation and supervise the conduct of the evaluation.

D.	Procedures and Administration

1.
Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to be perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

2.
Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

3.
Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee.

B-2

APPENDIX C

Certificate of Amendment of Articles of Incorporation

Article IV titled "Authorized Stock" is herebyamended to read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock, designated "common stock" and "preferred stock." The number of shares of common stock authorized is 60,000,000, with a par value of $.001 per share. The number of shares of preferred stock authorized is 5,000,000, with a par value of $.001 per share. The holders of the common stock or preferred stock shall have no preemptive rights to subscribe for or purchase any shares of any class of stock of the Corporation, whether now or hereafter authorized.

The Board of Directors of the Corporation is authorized to determine the number of series into which shares of preferred stock may be divided, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the preferred stock or any series thereof or any holders thereof, to determine and alter the designations, powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of preferred stock or the holders thereof, to fix the number of shares of that series and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.”

C-1

APPENDIX D

2005 STOCK INCENTIVE PLAN
OF
ARBIOS SYSTEMS, INC.

1.  PURPOSES OF THE PLAN.

The purposes of the 2005 Stock Incentive Plan (the “Plan”) of Arbios Systems, Inc., a Nevada corporation (the “Company”), are to:

1.1  Encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2  Encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates (as defined below); and

1.3  Increase the interest of selected employees, officers, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company, no par value (the “Common Stock”).

2.  TYPES OF AWARDS; ELIGIBLE AWARD RECIPIENTS.

2.1  Types of Awards. The Administrator (as defined below) may, from time to time, take the following actions, separately or in combination, under the Plan:

(a)  Grant incentive stock options (“Incentive Options”) that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder;

(b)  Grant non-qualified stock options that are not Incentive Options (“Non-Qualified Options”); and

(c)  Grant or sell shares of Common Stock that are subject to specified restrictions such as, without limitation, continued employment with the Company or the attainment of specified performance goals (“Restricted Stock”). Incentive Options and Non-Qualified Options are jointly referred to in the Plan as “Options,” and the persons who receive grants of Options are referred to in the Plan as “Option Holders.”

2.2  Eligible Award Recipients. Awards of Options and Restricted Stock may be made to employees of the Company or any of its Affiliates, including employees who are officers or directors, to non-employee directors of the Company or any of its Affiliates and to the other individuals described in Section 1 of the Plan whom the Administrator believes have made or will make a contribution to the Company or any Affiliate; provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive Incentive Options under the Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation of the Company as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or a director who is also an employee of the Company or one of its Affiliates. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company or one of its Affiliates. The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser to the Company or one of its Affiliates.

3.  STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS.

Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, the total number of shares of Common Stock that may be issued under the Plan shall not exceed Three Million (3,000,000) shares of Common Stock. The shares covered by the portion of any award under the Plan that expires, terminates or is cancelled unexercised shall become available again for grants under the Plan. If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an Option is paid by means of the Option Holder’s surrender of shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed issued and no longer available for issuance under the Plan. Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, no eligible person shall be granted Options or Restricted Stock during any twelve-month period covering more than Five Hundred Thousand (500,000) shares of Common Stock.

4.  ADMINISTRATION.

4.1  Plan Administrator. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by one or more committees (jointly referred to in the Plan as the “Committee”) to which administration of the Plan, or of specified portions of the Plan, is delegated by the Board (the Board or the Committee, as applicable, being referred to in the Plan as the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion. In the Board’s discretion, the Committee may be comprised solely of (i) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and/or (ii) “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2  Administrator’s Powers. Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and grant or sell Restricted Stock; (ii) to determine the fair market value of the Common Stock subject to Options or Restricted Stock awards; (iii) to determine the exercise price of Options or the offering price of Restricted Stock; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted or Restricted Stock shall be granted or sold, and the number of shares subject to each Option or the number of shares of Restricted Stock granted or sold; (v) to construe and interpret the terms and conditions of the Plan and of all Option Agreements and Restricted Stock Agreements (as defined below); (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and conditions of each Option granted and award of Restricted Stock (which need not be identical), including, but not limited to, the time or times at which Options shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (viii) with the consent of the Option Holder or holder of Restricted Stock, to rescind any award or exercise of an Option and to amend the terms of any Option or Restricted Stock; (ix) to reduce the exercise price of any Option or the purchase price of Restricted Stock; (x) to accelerate or defer (with the consent of the Option Holder or holder of Restricted Stock) the exercise date of any Option or the date on which the restrictions on Restricted Stock lapse; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option or award of Restricted Stock; (xii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement.

4.3  Plan Interpretation. All questions of interpretation, implementation and application of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.  GRANTING OF OPTIONS; OPTION AGREEMENTS.

5.1  No Options shall be granted under the Plan more than ten years after the date of adoption of the Plan by the Board.

5.2  Each Option shall be evidenced by a written Option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom the Option is granted (an “Option Agreement”). In the event of a conflict between the terms or conditions of an Option Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3  The Option Agreement shall specify whether each Option it evidences is a Non-Qualified Option or an Incentive Option; provided, however, that all Options granted under the Plan to non-employee directors, consultants and advisers of the Company or its Affiliates are intended to be Non-Qualified Options.

5.4  Subject to Section 6.3.3 with respect to Incentive Options, the Administrator may approve the grant of Options under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company or its Affiliates but who are not employees, directors, consultants or advisers at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.  TERMS AND CONDITIONS OF OPTIONS.

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. Non-Qualified Options shall also be subject to the terms and conditions set forth in Section 6.2 but not those set forth in Section 6.3. Incentive Options shall also be subject to the terms and conditions set forth in Section 6.3 but not those set forth in Section 6.2.

6.1  Terms and Conditions to Which All Options Are Subject. All Options granted under the Plan shall be subject to the following terms and conditions:

6.1.1  Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (i) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (ii) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option. Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an Option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2  Corporate Transactions.

(a)  Unless otherwise provided in the Option Agreement, in the event of a Corporate Transaction (as defined below), the Administrator shall notify each Option Holder at least ten days prior to the date of the Corporate Transaction or as soon as may be practicable. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in the exercise of its discretion after considering any applicable tax, accounting, legal and financial consequences, may (i) permit exercise of any Options prior to their termination even if such Options would not otherwise have been exercisable, (ii) provide that all or certain of the outstanding Options shall be assumed or an equivalent option substituted by an applicable successor corporation or other entity or any Affiliate of the successor corporation or entity, or (iii) provide that any outstanding Options shall be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the Common Stock underlying the Options as of the Option exchange date (as determined pursuant to Section 6.1.9) over the aggregate exercise price of the Options.

(b)  A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity as a result of which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary of the Company); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of beneficial ownership of more than fifty percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert (excluding, however, a purchase of stock by the Company or by a Company-sponsored employee benefit plan).

6.1.3  Time of Option Exercise. Subject to Sections 6.1.10 and 6.3.4, an Option granted under the Plan shall be exercisable (i) immediately as of the effective date of the Option Agreement granting the Option if so provided in the Option Agreement or (ii) in accordance with a vesting schedule, performance requirement and/or requirement of continued employment with the Company or an Affiliate that is set by the Administrator and specified in the Option Agreement relating to the Option. In any case, no Option shall be exercisable until the Company and the Option Holder have executed an Option Agreement that is in form satisfactory to the Administrator.

6.1.4  Option Grant Date. The date of an Option grant under the Plan shall be the effective date of the Option Agreement granting the Option, provided that the Option Agreement shall not specify an effective date that is earlier than the date on which the Administrator approved the grant of the Option to the Option Holder.

6.1.5  Non-Transferability of Option Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to Non-Qualified Options, or unless otherwise provided in an Option Agreement with respect to Non-Qualified Options, (i) no Option granted under the Plan shall be assignable or otherwise transferable by the Option Holder except by will or by the laws of descent and distribution, and (ii) during the life of the Option Holder, an Option shall be exercisable only by the Option Holder.

6.1.6  Payment. Except as provided below, payment in full, in cash or by check, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company, and the proceeds of any payment shall constitute general funds of the Company. After considering any applicable tax, accounting, legal and financial consequences, the Administrator may, in the exercise of its discretion, (i) authorize any one or more of the following additional methods of payment in the Option Agreement or (ii) in the case of a Non-Qualified Option, may also authorize any one or more of the following additional methods of payment at the time of the exercise of the Non-Qualified Option:

(a)  Acceptance of the Option Holder’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of Common Stock acquired upon exercise of the Option); provided, however, that this method of payment shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company;

(b)  By delivery by the Option Holder of shares of Common Stock already owned by the Option Holder (held for a specified period, if any, to avoid an expense charge pursuant to generally accepted accounting principles) for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is at least equal on the date of exercise to the Option price or such portion thereof as the Option Holder is authorized to pay by delivery of such stock; and

(c)  By means of so-called cashless exercises, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock, conducted through brokers in accordance with applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7  Withholding Taxes. In the case of an employee exercising a Non-Qualified Option, at the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Option Holder shall remit to the Company in cash all applicable federal and state withholding taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its discretion, after considering any applicable tax, accounting, legal and financial consequences, by the Option Holder’s (i) delivery of a full recourse promissory note in the required amount on such terms as the Administrator deems appropriate (provided that this alternative shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company), (ii) tendering to the Company shares of Common Stock already owned by the Option Holder with a fair market value at least equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value at least equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

6.1.8  Other Terms. Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Administrator, and each Incentive Option granted under the Plan shall include such terms and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9  Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a)  If the securities are traded on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or the over-the-counter market and if selling prices are reported, the fair market value shall be the closing price of such securities on the last business day preceding the date on which the fair market value of the securities is to be determined but, if selling prices are not reported, the fair market value shall be the average of the high bid and low asked prices for such securities on the last business day preceding the date on which the fair market value of the securities is to be determined (or if there are no reported prices for the business day specified in this paragraph, then for the last preceding business day on which there were reported prices); and

(b)  In the absence of an established market for the securities, the fair market value thereof shall be determined in good faith by the Administrator with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of the stock of other corporations in the same or a similar line of business.

6.1.10  Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than ten years after the date of grant or such lesser period of time as is set forth in the Option Agreement (the end of such maximum exercise period being referred to in the Plan as the “Expiration Date”).

6.2  Terms and Conditions to Which Only Non-Qualified Options Are Subject. Options granted under the Plan that are designated as Non-Qualified Options shall also be subject to the following terms and conditions:

6.2.1  Exercise Price. The exercise price of a Non-Qualified Option shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted.

6.2.2  Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates, Options that are Non-Qualified Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser. For purposes of this Section 6.2.2, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3  Terms and Conditions to Which Only Incentive Options Are Subject. Options granted under the Plan that are designated as Incentive Options shall also be subject to the following terms and conditions:

6.3.1  Exercise Price. The exercise price of an Incentive Option shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted. The exercise price of an Incentive Option that is granted to any person who owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate of the Company (a “Ten Percent Shareholder”), shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted.

6.3.2  Disqualifying Dispositions. If Common Stock acquired by exercise of an Incentive Option granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, including a disposition within two years from the date of grant of the Option or within one year after the issuance of such Common Stock on exercise of the Option, the holder of the Common Stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3  Grant Date. If an Incentive Option is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4  Term. Notwithstanding Section 6.1.10, no Incentive Option granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

6.3.5  Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates, Options that are Incentive Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3.6  Fair Market Value Limitation. To the extent that Options designated as Incentive Options (granted under all stock option plans of the Company and its Affiliates, including the Plan) become exercisable by an Option Holder for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Non-Qualified Options. For purposes of this Section 6.3.6, Options designated as Incentive Options shall be taken into account in the order in which they were granted, and the fair market value of stock shall be determined as of the time the Option with respect to such stock is granted.

7.  MANNER OF EXERCISE.

7.1  An Option Holder wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date that the Company receives both written notice of an exercise hereunder and payment of the exercise price will be considered as the date the Option was exercised.

7.2  Promptly after receipt of written notice of exercise of an Option and the payment called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the Option Holder or other person entitled to exercise the Option, deliver to the Option Holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Option Holder or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of Common Stock covered by the Option until the date of issuance of such shares as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent.

8.  RESTRICTED STOCK.

8.1  Grant or Sale of Restricted Stock.

8.1.1  No awards of Restricted Stock shall be made under the Plan more than ten years after the date of adoption of the Plan by the Board.

8.1.2  The Administrator may issue shares under the Plan as a grant or for such consideration as is determined by the Administrator, including, without limitation, services performed by the Restricted Stock recipient and, with respect to Restricted Stock recipients who are not directors or executive officers of the Company, full recourse promissory notes. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions may include restrictions concerning matters such as transferability, continued employment with the Company, attainment of specified performance goals, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase or grant agreement (a “Restricted Stock Agreement”), which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The Restricted Stock Agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator. The Administrator may require any purchaser of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Administrator in its discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of Restricted Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8.1.3  If an award of Restricted Stock to a recipient is made by a Committee comprised solely of “outside directors” within the meaning of Section 162(m) of the Code, the Administrator shall have discretion to designate that the Restricted Stock is intended to be “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. If any award of Restricted Stock is intended to be “performance-based compensation,” then the lapsing of restrictions on the Restricted Stock and the payment of dividends and other distributions on the Restricted Stock shall be conditioned on the attainment of one or more objective performance goals established by the Administrator, which shall be based on the attainment of specified levels of one or any combination of the following performance criteria, applied to either the Company as a whole or to any of the Company’s subsidiaries or other business units, and measured either annually or over a period of years: revenues, operating margins, cost reductions, operating income, income before taxes, net income, net income per share, return on equity, return on invested capital, cash flow, market share, shareholder return, or share price performance. The Administrator shall set such performance goals within the time period prescribed by Section 162(m) of the Code and the regulations thereunder, and the Administrator shall have the authority to impose any other restrictions as it may deem necessary or appropriate to ensure that an award of Restricted Stock satisfies all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.

8.2  Changes in Capital Structure. In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its discretion, in the number and class of Restricted Stock subject to the Plan and the Restricted Stock outstanding under the Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

8.3  Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2, to the extent not previously forfeited, all Restricted Stock shall be forfeited immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in its discretion, may elect to remove any restrictions as to any Restricted Stock. The Administrator may, in its discretion, provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

9.  EMPLOYMENT OR CONSULTING RELATIONSHIP.

Nothing in the Plan or in any Option or Restricted Stock granted or sold under the Plan shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment or consulting or advising relationship of any Option Holder or Restricted Stock holder at any time, nor confer upon any Option Holder or Restricted Stock holder any right to continue in the employ of, or to consult or advise with, the Company or any of its Affiliates.

10.  CONDITIONS UPON THE ISSUANCE OF SHARES.

10.1  Securities Act Compliance. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or the receipt of a Restricted Stock award unless the Administrator determines that the exercise of the Option or receipt of the Restricted Stock and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state and foreign securities laws and the requirements of any stock exchange or Nasdaq market system upon which the Common Stock may be listed or quoted. The inability of the Company to obtain from any applicable regulatory body a permit, order or approval deemed by the Administrator to be necessary to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite permit, order or approval shall not have been obtained. As a condition to the exercise of any Option or to the receipt of any Restricted Stock, the Administrator may require the Option Holder or Restricted Stock recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be reasonably requested by the Administrator.

10.2  Shareholders’ Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required by the Administrator, in the Administrator’s discretion, to enter into a shareholders’ agreement with the Company which may restrict the transferability of the Common Stock and contain rights of repurchase or first refusal in favor of the Company.

10.3  Non-Competition Agreement. As a condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required not to render services for any organization, or to engage directly or indirectly in any business, competitive with the Company during any period that is specified in the Option Agreement or Restricted Stock Agreement. Failure to comply with this condition shall cause the Option and the exercise or issuance of shares thereunder and/or the award of Restricted Stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11.  NON-EXCLUSIVITY OF THE PLAN; ASSIGNMENT OF PLAN RIGHTS.

11.1  The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.2  Except as otherwise expressly set forth in the Plan or in an Option Agreement or Restricted Stock Agreement executed pursuant to the Plan, no right or benefit under the Plan shall be subject in any manner to assignment, alienation, hypothecation or charge, and any such attempted action shall be void. No Option or Restricted Stock award shall in any manner be subject to the debts or liabilities of any Option Holder or Restricted Stock recipient except as otherwise may be expressly required by applicable law.

12.  AMENDMENT OR TERMINATION OF THE PLAN.

12.1  The Board may at any time amend, discontinue or terminate the Plan. If not earlier terminated, the Plan shall automatically terminate ten years after the date of its adoption by the Board. Except as provided in Section 6.1.2 or 8.3 with respect to a Corporate Transaction, termination of the Plan shall not affect the terms and conditions of any outstanding Options or previously awarded Restricted Stock. Without the consent of an Option Holder or recipient of Restricted Stock, no amendment or discontinuation of the Plan may adversely affect an outstanding Option or the terms applicable to Restricted Stock except to conform the Plan and Incentive Options granted under the Plan to the requirements of applicable tax and other laws relating to Incentive Options.

12.2  No amendment, discontinuation or termination of the Plan shall require shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (ii) shareholder approval is required under other applicable laws or under the regulations of any stock exchange or Nasdaq market system on which the Common Stock is listed or quoted, or (iii) the Board otherwise concludes that shareholder approval is advisable.

12.3  All references in the Plan to statutes, rules and regulations shall be deemed to include any successor statutes, rules and regulations.

13.  EFFECTIVE DATE OF THE PLAN.

The Plan shall become effective upon adoption by the Board. However, no Option shall be exercisable and the restrictions on Restricted Stock shall not lapse unless and until the Plan is approved by the Company’s shareholders by written consent or at a validly held shareholders’ meeting within twelve months after adoption by the Board. If any Options or shares of Restricted Stock are so granted and shareholder approval shall not have been obtained within twelve months after the date of adoption of the Plan by the Board, such Options and Restricted Stock shall terminate retroactively as of the date they were awarded.

APPENDIX E

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) dated as of ______, 2005, by and between Arbios Systems, Inc., a Nevada corporation (“Arbios-Nevada”), and Arbios Systems, Inc., a Delaware corporation (“Arbios-Delaware”).

WHEREAS, Arbios-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, Arbios-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, Arbios-Nevada has authority to issue 25,000,000 shares of common stock, $.001 par value per share (“Arbios-Nevada Common Stock”), of which __________________ shares are issued and outstanding;

WHEREAS, Arbios-Delaware has authority to issue 60,000,000 shares of common stock, par value $.001 per share (“Arbios-Delaware Common Stock”), and 5,000,000 shares of preferred stock, par value $.001 per share;

WHEREAS, 100 shares of Arbios-Delaware Common Stock are issued and outstanding, all of which are owned, beneficially and of record, by Arbios-Nevada;

WHEREAS, the respective Boards of Directors of Arbios-Nevada and Arbios-Delaware have determined that, for the purpose of effecting the reincorporation of Arbios-Nevada in the State of Delaware, it is advisable and in the best interests of both corporations and their respective stockholders that Arbios-Nevada merge with and into Arbios-Delaware upon the terms hereinafter provided and in accordance with the laws of the State of Nevada and the State of Delaware in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the respective Boards of Directors of Arbios-Nevada and Arbios-Delaware have approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective stockholders for approval in accordance with applicable law.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Arbios-Nevada and Arbios-Delaware hereby agree as follows:

1.  Merger. Subject to the terms of this Merger Agreement, Arbios-Nevada shall be merged with and into Arbios-Delaware (the “Merger”) in accordance with Section 253 of the Delaware General Corporation Law (“DGCL”) and Sections 92A.120 and 92A.190 of the Nevada Revised Statutes (“NRS”) such that Arbios-Delaware shall be the surviving corporation (hereinafter referred to as the “Surviving Corporation”). The Merger shall become effective on the date and at the time (the “Effective Time”) at which a certified copy of this Merger Agreement, or a Certificate of Merger complying with the DGCL, executed and acknowledged on behalf of Arbios-Delaware and Arbios-Nevada in accordance with the requirements of the DGCL and the NRS, has been filed with the Delaware Secretary of State and the Nevada Secretary of State.

2.  Certificate of Incorporation and Bylaws. The Certificate of Incorporation of Arbios-Delaware, as in effect on the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of Arbios-Delaware, as in effect on the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

3.  Directors and Officers. The directors of Arbios-Nevada immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation. The officers of Arbios-Nevada immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation.

4.  Succession. From and after the Effective Time, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of Arbios-Nevada; and the title to any real estate vested by deed or otherwise, in either of Arbios-Nevada or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporations shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Time, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against either of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. The employees and agents of Arbios-Nevada shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Arbios-Nevada.

5.  Further Assurances. From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Arbios-Nevada or the Surviving Corporation, as the case may be, such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, right, privileges, immunities, powers, franchises and authority of Arbios-Nevada, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of Arbios-Nevada, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6.  Conversion of Shares.

(a)  At the Effective Time, each share of Arbios-Nevada Common Stock issued and outstanding or held in the treasury of Arbios-Nevada immediately prior thereto (other than shares of Arbios-Nevada Common Stock in respect of which dissenters’ rights shall properly have been exercised in accordance with the NRS) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Arbios-Delaware Common Stock.

(b)  At the Effective Time, each option and warrant to purchase shares of Arbios-Nevada Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or warrant, as the case may be, to purchase, upon the same terms and conditions, the number of shares of Arbios-Delaware Common Stock that is equal to the number of shares of Arbios-Nevada Common Stock that the holder would have received had the holder exercised such option or warrant in full immediately prior to the Effective Time (whether or not such option or warrant was then exercisable) and the exercise price per share under each of said options and warrants shall be the exercise price per share thereunder immediately prior to the Effective Time, unless otherwise provided in the instrument granting such option or warrant.

(c)  At the Effective Time, the shares of Arbios-Delaware Common Stock currently issued and outstanding in the name of Arbios-Nevada shall be canceled and retired, without any consideration being issued or paid therefor, and shall resume the status of authorized and unissued shares of Arbios-Delaware Common Stock, and no shares of Arbios-Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

7.  Stock Certificates. At the Effective Time, each certificate representing issued and outstanding shares of Arbios-Nevada Common Stock (other than shares of Arbios-Nevada Common Stock in respect of which dissenters’ rights shall properly have been exercised in accordance with the NRS) immediately prior to the Effective Time shall be deemed and treated for all purposes as representing the shares of Arbios-Delaware Common Stock into which such shares of Arbios-Nevada Common Stock have been converted as provided in this Merger Agreement. Each stockholder of Arbios-Nevada may, but is not required to, exchange any existing stock certificates representing shares of Arbios-Nevada Common Stock for stock certificates representing the same number of shares of Arbios-Delaware Common Stock. All shares of Arbios-Delaware Common Stock into which shares of Arbios-Nevada Common Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. At the Effective Time, the holders of certificates representing Arbios-Nevada Common Stock outstanding immediately prior to the Effective Time (except for shares of Arbios-Nevada Common Stock in respect of which dissenters’ rights shall have been properly exercised in accordance with the NRS) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to Arbios-Delaware Common Stock into which their shares of Arbios-Nevada Common Stock have been converted as provided in this Merger Agreement. At the Effective Time, the stock transfer books of Arbios-Nevada shall be closed, and no transfer of shares of Arbios-Nevada Common Stock outstanding immediately prior to the Effective Time shall thereafter be made or consummated.

8.  Stockholder Approval. This Merger Agreement shall be submitted to a vote of the stockholders of Arbios-Nevada and the sole stockholder of Arbios-Delaware in accordance with the laws of the State of Nevada and the State of Delaware, respectively. In the event that this Merger Agreement shall be not approved by the requisite vote of stockholders of Arbios-Nevada Common Stock entitled to vote thereon, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

9.  Plan of Reorganization. This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

10.  Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the items contained herein.

11.  Abandonment. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Arbios-Delaware or Arbios-Nevada or both, notwithstanding the approval of this Merger Agreement by the stockholders of Arbios-Nevada or the sole stockholder of Arbios-Delaware.

12.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, except to the extent the laws of the State of Nevada are required to apply to the Merger.

IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of Arbios-Nevada and Arbios-Delaware by their respective duly authorized officers as of the date first written above.

ARBIOS SYSTEMS, INC.,
a Nevada corporation

Name:
Title:

ARBIOS SYSTEMS, INC.,
a Delaware corporation

Name:
Title:

APPENDIX F

CERTIFICATE OF INCORPORATION
OF
ARBIOS SYSTEMS, INC.

FIRST --   The name of the Corporation is Arbios Systems, Inc.

SECOND --   The registered office of the Corporation in the State of Delaware is to be located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in the County of Kent. The registered agent at this address is The Corporation Trust Company.

THIRD --   The nature of the business to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “GCL”).

FOURTH --   The total number of shares of capital stock of the Corporation that the Corporation shall have authority to issue is Sixty-Five Million (65,000,000), of which Sixty Million (60,000,000) shares having a par value of $0.001 per share shall be designated as Common Stock and Five Million (5,000,000) shares having a par value of $0.001 per share shall be designated as Preferred Stock. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given. The Common Stock and the Preferred Stock may be issued from time to time without further action by the stockholders. The Common Stock and the Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

A.	Common Stock

The shares of Common Stock shall be alike and equal in all respects and shall have one vote for each share. After any requirements with respect to preferential dividends, if any, on the Preferred Stock have been met, then, and not otherwise, dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of Common Stock. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

B.	Preferred Stock

The Board of Directors is expressly granted authority to issue shares of the Preferred Stock. The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors) and such resolution or resolutions shall also set forth, with respect to each such series of Preferred Stock, any of the following:

(1)
The distinctive designation, stated value and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(2)
The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

(3)
Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

(4)	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

(5)
The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(6)
Whether the shares of that series shall be convertible into or exchangeable for shares of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange including the rate of conversion or exchange, the date upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event upon or after which they shall be convertible or exchangeable at whose option they shall be convertible or exchangeable, and the method of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

(7)	Whether the shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(8)
Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

(9)
Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualification, limitation or restriction of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Delaware.

FIFTH --   The Corporation shall have perpetual existence.

SIXTH --   The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SEVENTH --   A director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director except for liability to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; or (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) under Section 174 of the GCL; or (iv) for any transaction from which the director derived an improper personal benefit.

EIGHTH --   In the furtherance and not in limitation of the objects, purposes and powers conferred by the laws of the State of Delaware, the directors of the Corporation shall have the power to make and to alter or amend the Bylaws of the Corporation; to fix the amount to be reserved as working capital; and to authorize and cause to be executed, mortgages and liens, without limit as to the amount, upon the property and franchise of the Corporation.

NINTH --   Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept, subject to the requirements of the GCL or other applicable statute, outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

TENTH --   The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereinafter prescribed by statute, and all rights conferred upon stockholders are herein granted subject to this reservation.

ELEVENTH --   The name and mailing address of the incorporator of the Corporation are:

Linda Kaufman
Troy & Gould Professional Corporation
1801 Century Park East, 16th Floor
Los Angeles, California 90067

I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of May, 2005.

Linda Kaufman, Incorporator

APPENDIX G
BYLAWS
OF
ARBIOS SYSTEMS, INC.

ARTICLE I
OFFICES

Section 1.   Registered Office. The registered office of Arbios Systems, Inc. (the “Corporation”) shall be at 1209 Orange Street, City of Wilmington, County of Kent, Delaware 19901. The registered agent at this address is The Corporation Trust Company.

Section 2.   Other Offices. The Corporation may also have offices at such other places both within and without the United States as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 1.   Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.   Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these bylaws (“Bylaws”)

Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting at his, her or its address last known as the same appears on the books of the Corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting.

To be properly brought before the annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred and twenty (120) days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders, or if the Corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than thirty (30) days before or after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting and the tenth (10th) day following the date on which public announcement of the date of such annual meeting is first made. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (1) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Corporation that are beneficially owned by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

Section 3.   Special Meetings. Unless otherwise prescribed by law or by the amended and restated certificate of incorporation of the Corporation (the “Certificate of Incorporation”), special meetings of stockholders, for any purpose or purposes, may only be called by a majority of the entire Board of Directors, the Chairman of the Board or the Chief Executive Officer. Written notice of a special meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice. The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of same to the stockholders, and the respective addresses to which the same were to be mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

Section 4.   Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of outstanding shares of capital stock representing a majority of the voting power of the Corporation, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of the shares representing a majority of the voting power, present in person or represented by proxy, and entitled to vote at the meeting, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 5.   Voting. Unless otherwise required by law, the Certificate of Incorporation, the rules or regulations of any stock exchange applicable to the Corporation or these Bylaws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation. Such votes may be cast in person or by proxy, but no proxy shall be voted after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 6.   Determination of Stockholders of Record.

(a)  Meetings of Stockholders. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day immediately preceding the day on which notice is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

(b)  Consent of Stockholders. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware (the “GCL”), shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware or its principal place of business, or to an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the GCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)  Dividends. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 7.   List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 8.   Inspectors of Election.

(a)  Appointment. All elections of directors shall be by written ballot, unless otherwise provided in the Certificate of Incorporation; the vote upon any other matter need not be by ballot. In advance of any meeting of stockholders, the Board of Directors may appoint one or more inspectors, who need not be stockholders, to act at the meeting and to make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the person’s best ability.

(b)  Duties. The inspectors shall ascertain the number of shares outstanding and the voting power of each, shall determine the shares represented at the meeting and the validity of proxies and ballots, shall count all votes and ballots, shall determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and shall certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)  Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless a court with appropriate jurisdiction upon application by a stockholder shall determine otherwise.

(d)  Reconciliation of Proxies and Ballots. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to Subsection (b), above, shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 9.   Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 10.   Adjournment. Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote shall direct.

Section 11.   Stockholder Action Without a Meeting. Any action required to be taken at any annual or special meeting of stockholders, or any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III
DIRECTORS

Section 1.   Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as maybe otherwise provided by law or in the Certificate Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than three (3) nor more than eleven (11) . The exact number of directors shall be fixed from time to time by the Board of Directors, within the limits specified in this Section 1 or in the Certificate of Incorporation. Directors need not be stockholders of the Corporation.

Section 2.   Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders or until such director’s earlier resignation, removal from office, death or incapacity. Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed by that vote of the stockholders of the Corporation required under the GCL. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so chosen shall hold office until the next annual meeting of stockholders and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office, death or incapacity.

Section 3.   Nominations. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders, or if the Corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than thirty (30) days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting and the tenth (10th) day following the date on which public announcement of the date of such annual meeting is first made. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 4.   Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer of the Corporation, or by a majority of the entire Board of Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5.   Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time until a quorum shall be present.

Section 6.   Actions of Board of Directors. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 7.   Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

Section 8.   Committees of the Board of Directors. The Board of Directors may from time to time establish standing committees or special committees of the Board of Directors including, but not limited to, an Audit Committee, a Compensation Committee and a Nomination Committee, each of which shall have such powers and functions set forth below or as may be delegated to it by the Board of Directors. The Board of Directors may abolish any committee established by or pursuant to this Section 8 as it may deem advisable. Each such committee shall consist of one or more directors, the exact number being determined from time to time by the Board of Directors. Designations of the chairman and members of each such committee, and, if desired, a vice chairman and alternates for members, shall be made by the Board of Directors. Each such committee may have a secretary who shall be designated by its chairman and shall keep regular minutes and report to the Board of Directors as directed by the committee. The vice chairman of a committee shall act as the chairman of the committee in the absence or disability of the chairman.

Section 9.   Other Committees. The Board of Directors, or any committee, officer or employee of the Company may establish additional standing committees or special committees to serve in an advisory capacity or in such other capacities as may be permitted by law, by the Certificate of Incorporation and by these Bylaws. The members of any such committee need not be members of the Board of Directors. Any committee established pursuant to this Subsection (d) may be abolished by the person or body by whom it was established as he, she or it may deem advisable. Each such committee shall consist of two or more members, the exact number being determined from time to time by such person or body. Designations of members of each such committee and, if desired, alternates for members, shall be made by such person or body, at whose will all such members and alternates shall serve.

Section 10.   Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed amount (in cash or other form of consideration) for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 11.   Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV
OFFICERS

Section 1.   General. The officers of the Corporation shall be elected by the Board of Directors and shall consist of: a Chairman of the Board; a Chief Executive Officer; a President; a Secretary; and a Treasurer. The Board of Directors, in its discretion, may also elect one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2.   Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

Section 3.   Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.   Chairman of the Board. The Chairman of the Board shall be a member of the Board of Directors, and shall exercise and perform such duties and have such powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. The Chairman of the Board of Directors shall be responsible for scheduling all Board of Directors meetings, annual stockholder meetings, Board of Directors retreats and other activities pertaining to the Board of Directors. He shall also ensure that meeting agendas cover all matters of importance to the Board of Directors and be responsible for making all arrangements for meetings, to include proper notice as provided for herein. The Chairman of the Board of Directors shall also insure that the agenda of meetings is followed and be responsible for communication between the Board of Directors and management, during the period between meetings of the Board of Directors. The Chairman shall monitor the performance of the Board of Directors as a collective body and as individual members and shall otherwise insure the setting and maintaining of policies and procedures adopted by the Board of Directors.

Section 5.   Chief Executive Officer. The Chief Executive Officer of the Corporation shall supervise, coordinate and manage the Corporation’s business and activities and supervise, coordinate and manage its operating expenses and capital allocation, shall have general authority to exercise all the powers necessary for the Chief Executive Officer of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence or disability of the Chairman of the Board, the duties of the Chairman of the Board shall be performed and the Chairman of the Board’s authority may be exercised by the Chief Executive Officer and, in the event the Chief Executive Officer is absent or disabled, such duties shall be performed and such authority may be exercised by a director designated for such purpose by the Board of Directors.

Section 6.   President. The President shall have general authority to exercise all the powers necessary for the President of the Corporation and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors, the Chairman of the Board and the Chief Executive Officer. In the absence or disability of the Chief Executive Officer, the duties of the Chief Executive Officer and the Chief Executive Officer’s authority (other than the Chief Executive Officer’s authority to perform the duties of the Chairman of the Board in the absence or disability of the Chairman of the Board) may be exercised by the President. In the event the President is absent or disabled, such authority may be exercised by a director designated for such purpose by the Board of Directors.

Section 7.   Vice Presidents. The Board of Directors may appoint one or more Vice Presidents. Each Vice President shall perform such duties and have such powers as the Board of Directors from time to time may prescribe. In the absence or disability of the President, the duties of the President and the President’s authority (other than the President’s authority to perform the duties of the Chief Executive Officer in the absence or disability of the Chief Executive Officer) may be exercised by any Vice-President. If the Board of Directors has appointed more than one Vice President, then the Board of Directors shall establish the order of succession of the Vice Presidents to the duties and authority of the President.

Section 8.   Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 9.   Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 10.   Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 11.   Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions of the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all hooks, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 12.   Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V
STOCK

Section 1.   Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chief Executive Officer, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 2.   Signatures. Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 3.   Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.   Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

ARTICLE VI
DIVIDENDS

Section 1.   The Board of Directors shall have power to reserve over and above the capital stock paid in, such an amount in its discretion as it may deem advisable to fix as a reserve fund, and may, from time to time, declare dividends from the accumulated profits of the Corporation in excess of the amounts so reserved, and pay the same to the stockholders of the Corporation, and may also, if it deems the same advisable, declare stock dividends of the unissued capital stock of the Corporation.

ARTICLE VII
AMENDMENTS

Section 1.   By Stockholders. Amendments and changes to these Bylaws may be made by a vote of, or a consent in writing signed individually or collectively by, the holders of issued and outstanding capital stock of the Corporation having that number of votes equal to at least a majority of the votes entitled to vote on matters presented to stockholders (other than the election of directors).

Section 2.   By Directors. Amendments and changes to these Bylaws may be made at any regular or special meeting of the Board of Directors by a vote of not less than a majority of the entire Board of Directors, or may be made by a consent in writing signed individually or collectively by all of the entire Board of Directors.

ARTICLE VIII
CORPORATE SEAL

Section 1.   The Corporation shall have a corporate seal, which shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE IX
INDEMNIFICATION

Section 1.   Nature of Indemnity. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the GCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees) actually and reasonably incurred by such person in connection with such Proceeding and such indemnification shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Article IX, Section 2, below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors. The right to indemnification conferred in this Article IX shall be a contract right and, subject to Sections 2 and 5 hereof, shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

Section 2.   Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 1 of this Article IX or advance of expenses under Section 5 of this Article IX shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article IX is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article IX shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 3.   Article Not Exclusive. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 4.   Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article IX.

Section 5.   Expenses. Expenses incurred by any person described in Section 1 of this Article IX in defending a proceeding shall be paid by the Corporation in advance of such proceeding’s final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

Section 6.   Employees and Agents. Persons who are not covered by the foregoing provisions of this Article IX and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

Section 7.   Contract Rights. The provisions of this Article IX shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article IX and the relevant provisions of the GCL or other applicable law are in effect, and any repeal or modification of this Article IX or any such law shall not affect any rights or obligations then existing with respect to any state of facts proceeding then existing.

ARTICLE X
WAIVERS OF NOTICE AND EXCEPTIONS TO NOTICE REQUIREMENTS

Section 1.   Waivers of Notice.

(a)  Written Waiver. Whenever notice is required to be given, under any provision of the GCL or of the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Board of Directors or members of a committee of the Board of Directors need be specified in any written waiver of notice of such meeting.

(b)  Waiver by Attendance. Attendance of a person at a meeting, either in person or by proxy, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

Section 2.   Exception to Requirements of Notice.

(a)  General Rule. Whenever notice is required to be given, under any provision of the GCL or of the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

(b)  Stockholders Without Forwarding Addresses. Whenever notice is required to be given, under any provision of the GCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two (2), payments (if sent by first class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice setting forth the person’s then current address, the requirement that notice be given to such person shall be reinstated.

ARTICLE XI
GENERAL PROVISIONS

Section 1.   Depositories. All monies of the Corporation shall be deposited when as received by the Treasurer in such bank or banks or other depositary as may from time to time be designated by the Board of Directors, and such deposits shall be made in the name of the Corporation.

Section 2.   Other Securities. The Corporation may take, acquire, hold, mortgage, sell, or otherwise deal in stocks or bonds or securities of any other corporation, if and as often as the Board of Directors shall determine to be advisable and in the best interests of the Corporation.

EXHIBIT H

NEVADA REVISED STATUTES SECTION 92A.300 THROUGH 92A.500 RIGHTS OF DISSENTING STOCKHOLDERS

  92A.300.Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

  92A.305.“Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

  92A.310.“Corporate action” defined. “Corporate action” means the action of a domestic corporation.

  92A.315.“Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

  92A.320.“Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

  92A.325.“Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

  92A.330.“Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

  92A.335.“Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

  92A.340.Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

  92A.350.Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

  92A.360.Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

  92A.370.Rights of dissenting member of domestic nonprofit corporation.
1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

  92A.380.Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1.  Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a)  Consummation of a plan of merger to which the domestic corporation is a constituent entity:
(1)  If approval by the stockholders is required for the merger by NRS 92A. 120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or
(2)  If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b)  Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
(c)  Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

  92A.390.Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger
1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
(a)  The articles of incorporation of the corporation issuing the shares provide otherwise; or
(b)  The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except: (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
(I)  The surviving or acquiring entity; or
(II)  Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
(2)  A combination of cash and owner’s interests of the kind described in sub- subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

  92A.400.Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
(a)  He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b)  He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

  92A.410. Notification of stockholders regarding right of dissent.
1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

  92A.420.Prerequisites to demand for payment for shares.
1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
(a)  Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(b)  Must not vote his shares in favor of the proposed action.
2.  A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

  92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1.  If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.
2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
(a)  State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b)  Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c)  Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
(d)  Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
(e)  Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

  92A.440.Demand for payment and deposit of certificates; retention of rights of stockholder.
1.  A stockholder to whom a dissenter’s notice is sent must:
(a)  Demand payment;
(b)  Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
(c)  Deposit his certificates, if any, in accordance with the terms of the notice.
2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

  92A.450.Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

  92A.460. Payment for shares: General requirements.
1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a)  Of the county where the corporation’s registered office is located; or
(b)  At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. he court shall dispose of the complaint promptly.

  2.The payment must be accompanied by:
(a)  The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
(b)  A statement of the subject corporation’s estimate of the fair value of the shares;
(c)  An explanation of how the interest was calculated;
(d)  A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
(e)  A copy of NRS 92A.300 to 92A.500, inclusive.

  92A.470.Payment for shares: Shares acquired on or after date of dissenter’s notice.
1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

  92A.480.Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

  92A.490.Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a)  For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b)  For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

  92A.500.Legal proceeding to determine fair value: Assessment of costs and fees.
1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a)  Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b)  Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

ARBIOS SYSTEMS

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 7, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jacek Rozga, M.D. and Amy Factor, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders of Arbios Systems, Inc. to be held at Cedars-Sinai Medical Center, Davis Research Building, Plaza Level Conference Room D-1004, 8700 Beverly Boulevard, Los Angeles, California, on Thursday, July 7, 2005 at 9:00 A.M., and at any and all adjournments or postponements thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND EACH OF THE OTHER PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND EACH SUCH OTHER PROPOSAL.

1.	ELECTION OF DIRECTORS

☐ FOR all nominees listed below (except as indicated to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ EXCEPTIONS

Director Nominees: Roy Eddleman, Amy Factor, Marvin S. Hausman, M.D., Dennis Kogod, Jacek Rozga, M.D., Thomas C. Seoh, Jack E. Stover, Thomas M. Tully, and John M.Vierling, M.D.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “Exceptions” box and write that nominee’s name on the space below.)

EXCEPTIONS:

2.	AMENDMENT TO ARTICLES OF INCORPORATION:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	ADOPTION OF 2005 STOCK INCENTIVE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	REINCORPORATION IN THE STATE OF DELAWARE

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	APPOINTMENT OF STONEFIELD JOSEPHSON, INC.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.
OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments or postponements thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of Arbios Systems, Inc. or the Board of Directors at the meeting.

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the under-signed to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

Dated: , 2005

Signature

Signature

Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.